UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

INVESTMENT COMPANY ACT FILE NUMBER: 811-21484

EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER:	Calamos Strategic Total Return Fund

ADDRESS OF PRINCIPAL EXECUTIVE OFFICES:	2020 Calamos Court Naperville, Illinois 60563-2787

NAME AND ADDRESS OF AGENT FOR SERVICE:	John P. Calamos, Sr., Founder, Chairman and Global Chief Investment Officer Calamos Advisors LLC 2020 Calamos Court Naperville, Illinois 60563-2787

REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE: (630) 245-7200

DATE OF FISCAL YEAR END: October 31, 2023

DATE OF REPORTING PERIOD: November 1, 2022 through April 30, 2023

ITEM 1(a). REPORT TO SHAREHOLDERS.

TIMELY INFORMATION INSIDE

Strategic Total Return Fund (CSQ)

SEMIANNUAL REPORT APRIL 30, 2023

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Our Managed Distribution Policy

Closed-end fund investors often seek a steady stream of income. Recognizing this important need, Calamos closed-end funds adhere to a managed distribution policy in which we aim to provide consistent monthly distributions through the disbursement of the following:

•Net investment income

•Net realized short-term capital gains

•Net realized long-term capital gains

•And, if necessary, return of capital

We set distributions at levels that we believe are sustainable for the long term. The Fund’s current monthly distribution is $0.1025 per share as of April 30, 2023. Our team focuses on delivering an attractive monthly distribution, while maintaining a long-term emphasis on risk management. The level of the Fund’s distribution can be greatly influenced by market conditions, including the interest rate environment, the individual performance of securities held by the funds, our view of retaining leverage, fund tax considerations, and regulatory requirements.

You should not draw any conclusions about the Fund’s investment performance from the amount of its distribution or from the terms of the Fund’s plan. The Fund’s Board of Trustees may amend or terminate the managed distribution policy at any time without prior notice to the Fund’s shareholders. However, at this time there are no reasonably foreseeable circumstances that might cause the termination of the Fund’s managed distribution policy.

For more information about any Calamos closed-end funds, we encourage you to contact your financial advisor or Calamos Investments at 800.582.6959 (Monday through Friday from 8:00 a.m. to 6:00 p.m., Central Time). You can also visit us at www.calamos.com.

Note: The Fund adopted a managed distribution policy on January 1, 2018.

Experience and Foresight

Letter to Shareholders

John P. calamos, sr.

Founder, Chairman
and Global Chief
Investment Officer

CALAMOS Strategic Total Return Fund SEMIANNUAL REPORT   1

Dear Fellow Shareholder:

Welcome to your semiannual report for the six months ending April 30, 2023. In this report, you will find commentary from our portfolio management team, a listing of portfolio holdings, financial statements and highlights, and detailed information about the performance and positioning of Calamos Strategic Total Return Fund (CSQ).

Innovative Multi-Asset Approach Supports the Search for Steady, Attractive Income

Our experience with closed-end funds dates back to 2002, and we have always recognized that many investors choose closed-end funds to support their search for income. Like all our closed-end funds, CSQ is managed to provide steady (although not assured) monthly distributions. As of April 30, 2023, the monthly per share distribution was $0.1025, and the annualized distribution rate was 8.94%† on market price. In comparison, the dividend yield of S&P 500 Index stocks was 1.66%. Yields were also still relatively low within the US government bond market with the 10-year US Treasury yielding 3.45% at period end. Therefore, the Fund’s annualized distribution rate has soundly outdistanced both fixed income and equity alternatives.

Market Review and Outlook

For the period, stock markets around the world advanced. Market participants were encouraged by the prospect that the Federal Reserve would slow or pause its tightening cycle and by economic data that was often better than initially feared. Looking abroad, investors cheered the economic reopening in China.

In a reversal of fortunes from 2022, growth stocks outperformed their value counterparts by a wide margin. Technology and communication services companies, including many of the bellwether companies that struggled in 2022, dominated market leadership. Many areas of the fixed income market also posted healthy gains, with both investment grade and high yield benchmarks advancing.

†Current annualized distribution rate is the Fund’s most recent distribution, expressed as an annualized percentage of the Fund’s current market price per share. The Fund’s 4/30/23 distribution was $0.1025 per share. Based on our current estimates, we anticipate that approximately $0.0000 is paid from ordinary income or capital gains and that approximately $0.1025 represents a return of capital. Estimates are calculated on a tax basis rather than on a generally accepted accounting principles (GAAP) basis, but they should not be used for tax reporting purposes. Distributions are subject to re-characterization for tax purposes after the end of the fiscal year. This information is not legal or tax advice. Consult a professional regarding your specific legal or tax matters. Under the Fund’s managed distribution policy, distributions paid to common shareholders may include net investment income, net realized short-term and long-term capital gains, and return of capital. When the net investment income and net realized short-term and long-term capital gains are not sufficient, a portion of the distribution will be a return of capital. The distribution rate may vary.

Letter to Shareholders

2   CALAMOS Strategic Total Return Fund SEMIANNUAL REPORT

Despite these advances, the period was also volatile. The failures of Silicon Valley Bank in the US and Credit Suisse overseas created a burst of fear and raised the specter of widespread bank runs. However, coordinated action by regulators and other large banks quickly dampened anxiety. Inflation has been another key focal point of investor concern. We expect inflation to continue to moderate through the summer months in an on-again, off-again fashion, punctuated by bouts of volatility in oil prices.

Despite economic and market uncertainties, we continue to see many opportunities across asset classes. We believe individual security selection and active management are essential, given the economic backdrop. In the “Investment Team Discussion,” our portfolio managers discuss where they see opportunities and how they are managing risk.

Perspectives on Asset Allocation

I’m often asked what I believe are the “secrets” of investing. It’s an easy question to answer—there are no secrets. However, there are some basic principles that I believe can best position investors for success.

One of the most fundamental principles is to stay focused on the long term. Trying to predict the short-term ups and downs in the market is a dangerous strategy. Far too often, I’ve seen people give in to emotions, which can result in selling into down markets but missing the up markets.

Another essential principle is diversification. Various investments tend to perform differently depending on interest rates, inflation, or the economic environment. The performance of investments can also be influenced by fiscal policy, political uncertainty, and the geopolitical landscape. Having a blend of assets can help smooth the performance of your portfolio because stronger returns in one area of your portfolio can offset weaker results elsewhere.

For investors who seek equity exposure with lower downside volatility, CSQ continues to be a strong choice in our opinion for several reasons:

•Our ability to dynamically adjust the allocations of stocks, convertible bonds and high yield securities enables us to deftly manage the risk/reward characteristics of the portfolio over full market cycles.

Letter to Shareholders

CALAMOS Strategic Total Return Fund SEMIANNUAL REPORT   3

•We look beyond the short-term noise to identify pockets of opportunity among innovative companies with quality fundamentals, those in thematic niches, and those that can demonstrate long-term resilience regardless of the macro backdrop.

•In a rising-interest-rate environment, price-to-earnings multiples can come down even if earnings are good, so our team remains mindful of valuations.

Conclusion

As always, we thank you for your continued trust. To learn more about Calamos Investments’ views of the economy, markets and asset allocation, I invite you to visit our website, www.calamos.com.

Sincerely,

John P. Calamos, Sr.

Founder, Chairman and Global Chief Investment Officer

Before investing, carefully consider a fund’s investment objectives, risks, charges and expenses. Please see the prospectus containing this and other information or call 800-582-6959. Please read the prospectus carefully. Performance data represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted.

Diversification and asset allocation do not guarantee a profit or protection against a loss. Investments in alternative strategies may not be suitable for all investors.

Returns for the six months ended April 30, 2023: The S&P 500 Index, a measure of the US stock market, returned 8.63%. The MSCI All Country World Index, a measure of global stock market performance, returned 12.97%. The MSCI Emerging Market Index, a measure of emerging market equity performance, returned 16.53%. The Russell 3000 Growth Index, a measure of US growth equities, returned 10.77%. The Russell 3000 Value Index, a measure of US value equities, returned 3.86%. The Bloomberg US High Yield 2% Issuer Capped Index, a measure of the performance of high-yield corporate bonds with a maximum allocation of 2% to any one issuer, returned 6.21%. The Bloomberg US Aggregate Bond Index, a measure of the US investment-grade bond market, returned 6.91%, the Bloomberg US Government/Credit 1-3 Year Index, a measure of US short-term bond performance, returned 2.89%.

Source: Calamos Advisors LLC.

Unmanaged index returns assume reinvestment of any and all distributions and, unlike fund returns, do not reflect fees, expenses or sales charges. Investors cannot invest directly in an index. Returns are in US dollar terms.

Investments in overseas markets pose special risks, including currency fluctuation and political risks. These risks are generally intensified for investments in emerging markets. Countries, regions, and sectors mentioned are presented to illustrate countries, regions, and sectors in which a fund may invest. There are certain risks involved with investing in convertible securities in addition to market risk, such as call risk, dividend risk, liquidity risk and default risk, which should be carefully considered prior to investing.

Investments in alternative strategies may not be suitable for all investors.

Fund holdings are subject to change daily. The Funds are actively managed. The information contained herein is based on internal research derived from various sources and does not purport to be statements of all material facts relating to the securities mentioned. The information contained herein, while not guaranteed as to accuracy or completeness, has been obtained from sources we believe to be reliable.

Opinions are as of the publication date, subject to change and may not come to pass.

This information is being provided for informational purposes only and should not be considered investment advice or an offer to buy or sell any security in the portfolio.

4   CALAMOS Strategic Total Return Fund SEMIANNUAL REPORT

Enhanced Fixed-Income and Total-Return Strategies

Calamos closed-end funds draw upon decades of our pioneering experience, including a long history of opportunistically blending asset classes in an attempt to capture upside potential while seeking to manage downside risk. Our closed-end funds can be broadly grouped into two categories: enhanced fixed income and total return. The funds share a focus on producing income while offering exposure to various asset classes and sectors.

ENHANCED FIXED INCOME Portfolios positioned to pursue high current income from income and capital gains

OBJECTIVE: US ENHANCED FIXED INCOME

Calamos Convertible Opportunities and Income Fund (Ticker: CHI)

Invests in high-yield and convertible securities, primarily in US markets.

Calamos Convertible and High Income Fund (Ticker: CHY)

Invests in high-yield and convertible securities, primarily in US markets.

OBJECTIVE: GLOBAL ENHANCED FIXED INCOME Calamos Global Dynamic Income Fund (Ticker: CHW) Invests in global fixed-income securities, alternative investments and equities.
TOTAL RETURN Portfolios positioned to seek current income, with increased emphasis on capital gains potential

OBJECTIVE: US TOTAL RETURN

Calamos Strategic Total Return Fund (Ticker: CSQ)

Invests in equities and higher-yielding convertible securities and corporate bonds, primarily in US markets.

Calamos Dynamic Convertible and Income Fund (Ticker: CCD)

Invests in convertibles and other fixed-income securities. To help generate income and achieve a favorable risk/reward profile, the investment team also has the flexibility to sell options.

OBJECTIVE: GLOBAL TOTAL RETURN

Calamos Global Total Return Fund (Ticker: CGO)

Invests in equities and higher-yielding convertible securities and corporate bonds in both US and non-US markets.

Calamos Long/Short Equity & Dynamic Income Trust (CPZ)

Invests in a long/short equity strategy and a broad array of income-producing assets as part of a global approach.

The Calamos Closed-End Funds: An Overview (Unaudited)

CALAMOS Strategic Total Return Fund SEMIANNUAL REPORT   5

Additional Information About the Fund (Unaudited)

AVERAGE ANNUAL TOTAL RETURN† AS OF 4/30/23

	6 MONTHS	1 YEAR	5 YEARS	10 YEARS
Calamos Strategic Total Return Fund
Market Price	4.59%	-1.86%	11.44%	11.70%
NAV	8.67%	-0.80%	10.77%	11.36%
50%SPX-25%VXAO-25%BBGUSHY2%Cap Index	6.10	0.56	9.20	9.63
S&P 500 Index	8.63	2.66	11.45	12.20
ICE BofA All US Convertibles Index (VXAO)	0.65	-5.37	9.31	9.28
Bloomberg US HY 2% Issuer Capped Index	6.21	1.21	3.27	4.01

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average. All performance shown assumes reinvestment of dividends and capital gain distributions. Source: State Street Corporation and Morningstar Direct.

† Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average assuming reinvestment of dividends and capital gains distributions.

NOTES:

The 50%SPX-25%VXA0-25%BBGUSHY2%Cap Index is blended from 50%- S&P 500 Index (SPX), 25% - ICE BofA All US Convertibles Index (VXA0) and 25% - Bloomberg US HY 2% Issuer Capped Index.

The S&P 500 Index is an unmanaged index generally considered representative of the US stock market.

The ICE BofA All US Convertibles Index is comprised of approximately 700 issues of only convertible bonds and preferreds of all qualities.

The Bloomberg US Corporate High Yield 2% Issuer Capped Index measures the performance of high-yield corporate bonds with a maximum allocation of 2% to any one issuer.

Index returns assume reinvestment of dividends and do not reflect deduction of fees and expenses. It is not possible to invest directly in an index.

6   CALAMOS Strategic Total Return Fund SEMIANNUAL REPORT

Investment Team Discussion (Unaudited)

TOTAL RETURN* AS OF 4/30/2023

Common Shares – Inception 3/26/04
	6 Months	1 Year	Since Inception**
On Market Price	4.59%	-1.86%	8.26%
On NAV	8.67%	-0.80%	8.66%

*Total return measures net investment income and net realized gain or loss from Fund investments, and change in net unrealized appreciation or depreciation, assuming reinvestment of income and net realized gains distributions.

**Annualized since inception.

SECTOR WEIGHTINGS

Information Technology	22.7%
Consumer Discretionary	12.2
Health Care	11.8
Financials	9.5
Communication Services	9.1
Industrials	7.7
Consumer Staples	6.0
Energy	5.7
Utilities	3.5
Materials	2.9
Real Estate	1.2
Other	0.3

Sector weightings are based on managed assets and may vary over time. Sector Weightings exclude any government/sovereign bonds or options on broad market indexes the Fund may hold.

STRATEGIC TOTAL RETURN FUND (CSQ)

INVESTMENT TEAM DISCUSSION

Please discuss the Fund’s strategy and role within an asset allocation.

Calamos Strategic Total Return Fund (CSQ) seeks to provide total return through a combination of capital appreciation and current income. We invest in a diversified portfolio of equities, convertible securities and high-yield bonds. The allocation to each asset class is dynamic based on our view of the economic landscape and the potential of individual securities to contribute to the portfolio. By using these asset classes in combination, we believe that the Fund can be optimally positioned over the long term to generate capital gains and income. This broader range of security types also provides us with increased opportunities to manage the risk/reward characteristics of the portfolio over full market cycles. Through this approach, we seek to offer investors an attractive monthly distribution and equity participation.

While we are often more heavily weighted in the securities of US issuers, we favor those companies that are actively participating in globalization with geographically diversified revenue streams and global business strategies. We emphasize companies that we believe offer reliable debt servicing, respectable balance sheets, solid free cash flow and good prospects for sustainable growth. These profitable companies should be more resilient to inflationary pressures and rising interest rates.

How did the Fund perform over the semiannual period?

The Fund returned 8.67% on a net asset value (NAV) basis and 4.59% on a market price basis for the six months ended April 30, 2023 (“semiannual period”) versus a return of 6.10% for a comparator index comprising 50% S&P 500 Index, 25% ICE BofA All US Convertibles Index and 25% Bloomberg US Corporate High Yield 2% Issuer Capped Index over the same period. At the end of the semiannual period, the Fund’s shares traded at a -2.41% discount to NAV.

How do NAV and market price returns differ?

Closed-end funds trade on exchanges, where the price of shares can be driven by factors other than the value of the underlying securities. The share price in the market is called the market value. Market price may be influenced by factors unrelated to the performance of the Fund’s holdings, such as general market sentiment or future expectations. A fund’s NAV return measures the actual return of the individual securities in the portfolio, less fund expenses. It also measures how a manager capitalized on market opportunities. Because we believe closed-end funds are best-utilized long term within asset allocations, we believe that NAV return is the better measure of a fund’s performance. However, when managing the Fund, we strongly consider actions and policies that we believe will optimize its overall price performance and returns based on market value.

Please discuss the Fund’s distributions during the period.

We employ a managed distribution policy within this Fund with the goal of providing shareholders with a consistent distribution stream. The Fund’s monthly distribution on April 30, 2023, was $0.1025 per share, and the Fund’s annualized distribution rate on market price on April 30, 2023, was 8.94%.

CALAMOS Strategic Total Return Fund SEMIANNUAL REPORT   7

Investment Team Discussion (Unaudited)

We believe that both the Fund’s distribution rate and level remained attractive and competitive, as low-but-rising interest rates limited yield opportunities in much of the marketplace. For example, as of April 30, 2023, the dividend yield of S&P 500 Index stocks was 1.66%. Despite recent tightening, yields were also relatively low within the US government bond market with the 10-year US Treasury yielding 3.45%.

What factors influenced performance over the period?

Generally speaking, sharp recoveries in US equity markets contributed to the Fund’s positive return over the period. The US stock market, as measured by the S&P 500 Index, returned 8.63% during the period.

The period was greatly influenced by macroeconomic factors, especially given that the Fed and central bankers around the world were in the midst of raising interest rates in an effort to tackle inflation. Prior to the beginning of the semiannual period, the US equity market, as measured by the S&P 500 Index, had made a near-term bottom in October 2022 after the market had absorbed 300 basis points of interest rate increases in the fed funds rate. Those increases were made in historically short order (approximately six months), and the market, not surprisingly, did not react favorably, falling -24% from late December 2021 through early October 2022. During this six-month reporting period, the Fed continued its mission to squelch inflation and raised rates another 175 basis points, but equity investors came to believe that the end of rate hikes might be at hand. The S&P 500 Index recovered with a gain of 8.63%, yet the broad market has been somewhat range bound as investors grapple with conflicting evidence.

On the one hand, employment is quite strong, and wage gains have helped households as inflation drops from historically high levels. Corporate earnings have retreated, although the past few quarters have seen earnings data beat market expectations. Although the cost of capital has increased, data suggest that US homeowners and corporations are currently less interest-rate sensitive than in years past. On the other hand, although job openings are still relatively plentiful, select industries and businesses have announced job cuts and the rapid increase in interest rates has found its way into the banking sector. Notable failures, including Silicon Valley Bank in the US and Credit Suisse overseas, raised concerns that there could be more banking

SINCE INCEPTION MARKET PRICE AND NAV HISTORY THROUGH 4/30/2023

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted. The principal value of an investment will fluctuate so that your shares, when sold, may be worth more or less than their original cost. Returns at NAV reflect the deduction of the Fund’s management fee, debt leverage costs and all other applicable fees and expenses. You can obtain performance data current to the most recent month end by visiting www.calamos.com.

ASSET ALLOCATION AS OF 4/30/2023

8   CALAMOS Strategic Total Return Fund SEMIANNUAL REPORT

Investment Team Discussion (Unaudited)

industry risks that would likely lead to a slowdown in credit availability and overall economic growth. Although supply-chain headaches have subsided, and energy prices have retreated, inflation is still higher than central bankers would like to see.

The market showed a strong preference for large-cap stocks over small caps, and the Russell 1000 Index’s 7.24% return for the period handily outpaced the Russell 2000 Index’s -3.46% return. And across the market-cap spectrum, growth outpaced value as investors turned to stocks that perhaps had been oversold and favored businesses that might be better able to provide growth in an overall slow-growth environment. Within the S&P 500 Index, communication services (+23.2%), information technology (+18.7%) and materials (+9.9%) led the market, whereas consumer staples (+8.1%), industrials (+6.9%), utilities (+4.9%), real estate (+4.8%), consumer discretionary (+3.0%), health care (+1.4%), financials (-1.0%) and energy (-3.4%) lagged behind the market.

Other factors that contributed and detracted from Fund performance included the following:

•Despite increasing financing costs over the period, our use of leverage was helpful to returns because our reinvestment rate was greater than our associated costs thanks to overall broad financial market improvements, especially in equities. Although leverage can enhance returns during favorable markets, the opposite can occur during unfavorable conditions.

•On an unleveraged basis, the portfolio slightly outperformed the comparator index during the period. Our overweight and selection in stocks and mutual funds relative to the comparator index were beneficial to returns. Conversely, our underweight and selection in corporate bonds and our use of put options hindered performance.

•Our selection in the information technology sector, namely in the semiconductor industry, was helpful to relative returns. In addition, selection in the communication services sector was beneficial, namely in the interactive media and services industry.

•Conversely, our selection in the health care sector, primarily an overweight in the managed health care industry, detracted from performance relative to the comparator index. In addition, an overweight and selection in the financials sector, specifically in diversified banks, detracted from performance.

How is the Fund positioned?

In terms of asset class positioning, we maintain a relatively high allocation to common stocks and convertibles, whose combined exposure represents approximately 79% of the portfolio’s percent of net assets as of April 30, 2023.

From an asset class perspective, we continue to favor equities over fixed income with convertible securities being the most favored class outside of stocks. Traditional fixed income continues to face pressure in a rising interest-rate environment. Overall, we are emphasizing companies with higher-quality characteristics, such as balance sheet strength, earnings quality, and stable cash flow generation, among other factors. Thematically, we are seeking companies positioned to benefit from a goods-to-services transition, where demand is improving not decelerating. We are likely to become more positive and constructive once the investment markets stabilize out of this period of rebasing expectations.

CALAMOS Strategic Total Return Fund SEMIANNUAL REPORT   9

Investment Team Discussion (Unaudited)

Previously, we had outlined the case for modestly increasing the risk posture in the Fund by focusing on select areas of the economy that we believe should show improving economic growth in 2023 and 2024 and on companies that can improve returns of capital during that time. Our premise to selectively add risk was based on several factors, including our conviction in the long-term US economic growth trajectory, positive policy changes, and improvements in certain parts of the economy. The events of Q1 2023 (banking issues, the slowing of central bank rate increases, continued moderate slowing of inflation and economic growth, and corporate cost-cutting measures) have in aggregate supported our current risk profile but have also honed our risk-taking focus on select growth and return improvement areas. Finally, we combine our risk profile with a focus on a security’s valuation to target an appropriate return for the risk in this volatile environment.

We believe the best positioning for this environment still begins with a higher-quality portfolio to provide a defensive posture while assuming additional risk in specific areas that have real growth tailwinds, in companies with improving capital returns, and in equities and convertible structures with valuations at favorable expected risk-adjusted returns. We see compelling prospects for companies that offer exposure to new products and geographic growth opportunities, specific infrastructure spending areas and policy change areas, and the normalization of supply chains and the service economy. We are still favoring higher-credit-quality companies with improving free cash flow. We are selectively using options to gain differentiated exposure to some higher-risk areas. From an asset-class perspective, cash and short-term Treasuries remain useful tools to lower volatility in a multi-asset-class portfolio given their yields.

The portfolio currently holds large absolute allocations to growth-focused sectors such as information technology, health care and consumer discretionary where we are finding secular opportunities in areas such as e-payments, e-commerce and many “at-home” trends that accelerated during the pandemic and are now ingrained in consumer behaviors. We believe there are also strong cyclical opportunities as consumers unleash pent-up demand for goods and services. The portfolio’s largest relative underweight exposures include more defensive areas, such as the utilities and real estate sectors, where it appears opportunities are less attractive at this time.

As of April 30, 2023, the average credit quality of the portfolio is BB+, and approximately 23% of the fixed income portion of our portfolio is rated investment grade. Our credit process tends to guide us away from the most speculative corporate securities. However, we recognize there are occasions when lower-credit securities can enhance performance.

We are also cognizant of the fact that rising interest rates may have a detrimental effect on longer-term fixed-income securities. Consequently, managing the duration of the fixed-income assets of our portfolio is a priority in mitigating this potential impact. As of April 30, 2023, the weighted average duration of the portfolio’s bonds is 2.8 years, which is low compared to longer-duration fixed-income instruments.

We believe that over time the prudent use of leverage should enhance total return and support the Fund’s distribution rate. As of April 30, 2023, the Fund’s leverage stood at approximately 33%.

10   CALAMOS Strategic Total Return Fund SEMIANNUAL REPORT

Investment Team Discussion (Unaudited)

What are your closing thoughts for Fund shareholders?

We remain confident that the positive long-term growth trajectory of the US economy and the cash-flow-generation capabilities of US companies are intact. The ability of management teams to identify emerging short- and long-term trends and the adaptability of business models and cost structures are central to our long-term favorable view. We see an attractive long-term upside in the US equity market from current market levels, which we believe are at fair value or below fair value for a majority of US companies.

Policy changes are often a catalyst for economic improvement, although that improvement may require time to materialize. Positive policy changes that occur toward the end of an economic slowdown have historically caused equity markets to rally even when the economy continues to deteriorate. We believe several recent policy changes will be catalysts for future growth in certain parts of the economy. These policies include recently passed US legislation, such as the Infrastructure Investment and Jobs Act, the Inflation Reduction Act, and the CHIPS and Science Act. Increased US fiscal discipline from a divided government should also help. In addition, there is the potential for additional bank regulation and FDIC insurance limit changes that could improve the stability of the banking industry while increasing compliance costs. Global policy shifts also are having an impact, most notably China’s decision to lift Covid-19 restrictions and reopen its economy, and the slowing of global central bank interest rate increases. Although these policies will take time to have a direct and positive impact, we believe equities will reflect these positives in the short term.

Finally, we continue to identify a divergence in growth in different parts of the economy and corporate returns on capital. Some parts of the economy have been slowing for quarters and may be nearing their individual cyclic bottoms, whereas other parts of the economy are still showing improvement from pre-Covid levels. Many companies are focused on improving their returns on capital through improved efficiencies, normalized supply chains, clarity on the interest rate environment, and an improved currency environment in the case of multinationals. The pace of corporate cost-cutting and restructuring has increased over the past several months across several areas, providing more opportunities to identify companies with improving returns on capital. Over the short- and intermediate-terms, improved real returns on capital should drive higher equity prices.

Schedule of Investments April 30, 2023 (Unaudited)

See accompanying Notes to Schedule of Investments	CALAMOS Strategic Total Return Fund SEMIANNUAL REPORT 11

PRINCIPAL AMOUNT		VALUE
Corporate Bonds (17.6%)
Airlines (0.3%)
226,166	Air Canada Pass Through Trust Series 2015-2, Class B* 5.000%, 06/15/25	$225,616
1,125,641	Alaska Airlines Pass Through Trust Series 2020-1, Class A* 4.800%, 02/15/29	1,089,981
606,886	Alaska Airlines Pass Through Trust Series 2020-1, Class B* 8.000%, 02/15/27	617,725
1,363,740	American Airlines Pass Through Trust Series 2021-1, Class B 3.950%, 01/11/32	1,191,159
	American Airlines, Inc. / AAdvantage Loyalty IP, Ltd.*
884,000	5.500%, 04/20/26	868,901
295,000	5.750%, 04/20/29	280,799
1,275,613	British Airways Pass Through Trust Series 2021-1, Class B* 3.900%, 03/15/33	1,106,632
897,360	JetBlue Pass Through Trust Series 2020-1, Class B 7.750%, 05/15/30	912,445
1,570,000	Spirit Loyalty Cayman, Ltd. / Spirit IP Cayman, Ltd.* 8.000%, 09/20/25	1,586,834
		7,880,092

Communication Services (1.7%)
1,400,000	Altice France, SA* 5.500%, 10/15/29	1,051,778
1,415,000	APi Group DE, Inc.* 4.750%, 10/15/29	1,283,278
1,124,000	Arrow Bidco, LLC* 9.500%, 03/15/24	1,128,496
1,270,000	Ashtead Capital, Inc.* 2.450%, 08/12/31	1,012,406
	Audacy Capital Corp.*
1,479,000	6.750%, 03/31/29	115,880
538,000	6.500%, 05/01/27	41,200
884,000	Beasley Mezzanine Holdings, LLC* 8.625%, 02/01/26	572,965
890,000	Cincinnati Bell Telephone Company, LLC 6.300%, 12/01/28	743,880
1,815,000	Consolidated Communications, Inc.*^ 6.500%, 10/01/28	1,417,225
	CSC Holdings, LLC*
1,950,000	5.750%, 01/15/30	997,113
1,940,000	5.500%, 04/15/27	1,661,571
1,800,000	5.375%, 02/01/28	1,477,800
1,800,000	4.625%, 12/01/30	879,894
1,395,000	4.500%, 11/15/31	979,150

PRINCIPAL AMOUNT		VALUE
	Diamond Sports Group, LLC / Diamond Sports Finance Company*@
825,000	6.625%, 08/15/27	$25,674
656,000	5.375%, 08/15/26	46,523
1,633,000	Directv Financing, LLC / Directv Financing Co-Obligor, Inc.* 5.875%, 08/15/27	1,435,342
810,000	Embarq Corp. 7.995%, 06/01/36	349,345
1,210,000	Frontier California, Inc. 6.750%, 05/15/27	1,096,865
	Frontier Communications Holdings, LLC*
749,000	5.000%, 05/01/28	658,206
298,000	8.750%, 05/15/30	295,091
1,333,000	Frontier Florida, LLC@ 6.860%, 02/01/28	1,207,885
1,785,000	Frontier North, Inc.@ 6.730%, 02/15/28	1,609,624
	Go Daddy Operating Company, LLC / GD Finance Company, Inc.*
1,030,000	3.500%, 03/01/29	893,412
301,000	5.250%, 12/01/27	289,601
	Intelsat Jackson Holdings, SA@&
900,000	9.750%, 07/15/25*	1
585,000	5.500%, 08/01/23	1
1,480,000	LCPR Senior Secured Financing DAC* 6.750%, 10/15/27	1,411,520
812,658	Ligado Networks, LLC* 15.500%, 11/01/23	268,673
	Lumen Technologies, Inc.
900,000	7.600%, 09/15/39	346,392
600,000	4.000%, 02/15/27*	401,208
596,000	Match Group Holdings II, LLC*^ 3.625%, 10/01/31	487,039
910,000	Netflix, Inc.* 4.875%, 06/15/30	906,160
740,000	Paramount Global‡ 6.375%, 03/30/62 5 year CMT + 4.00%	635,238
419,000	Qwest Corp. 7.250%, 09/15/25	372,361
235,000	Rogers Communications, Inc.*‡ 5.250%, 03/15/82 5 year CMT + 3.59%	212,997
	Scripps Escrow II, Inc.*
591,000	3.875%, 01/15/29	461,459
295,000	5.375%, 01/15/31^	205,768
985,000	Scripps Escrow, Inc.* 5.875%, 07/15/27	717,119
	Sirius XM Radio, Inc.*
1,500,000	5.500%, 07/01/29	1,339,380
885,000	4.000%, 07/15/28	748,807
585,000	3.125%, 09/01/26	524,172
298,000	3.875%, 09/01/31	225,541

Schedule of Investments April 30, 2023 (Unaudited)

12 CALAMOS Strategic Total Return Fund SEMIANNUAL REPORT	See accompanying Notes to Schedule of Investments

PRINCIPAL AMOUNT		VALUE
585,000	Spanish Broadcasting System, Inc.* 9.750%, 03/01/26	$385,936
3,045,000	Sprint, LLC 7.125%, 06/15/24	3,096,856
1,045,000	Stagwell Global, LLC* 5.625%, 08/15/29	908,899
880,000	Telecom Italia Capital, SA 6.000%, 09/30/34	753,157
1,196,000	Telesat Canada / Telesat, LLC* 4.875%, 06/01/27	644,776
480,000	Time Warner Cable, LLC 7.300%, 07/01/38	498,254
1,955,000	United States Cellular Corp. 6.700%, 12/15/33	1,784,016
125,000	Vodafone Group, PLC‡ 7.000%, 04/04/79 U.S. 5 yr Swap + 4.87%	127,901
		38,733,835

Consumer Discretionary (3.5%)
1,435,000	Abercrombie & Fitch Management Company*^ 8.750%, 07/15/25	1,460,758
1,200,000	Adient Global Holdings Company* 8.250%, 04/15/31	1,229,184
1,243,000	American Axle & Manufacturing, Inc. 6.875%, 07/01/28	1,120,527
	Ashton Woods USA, LLC / Ashton Woods Finance Company*
1,043,000	4.625%, 08/01/29	873,231
856,000	6.625%, 01/15/28	811,411
1,487,000	At Home Group, Inc.* 4.875%, 07/15/28	972,914
	Bath & Body Works, Inc.
1,577,000	6.694%, 01/15/27	1,585,327
1,475,000	6.875%, 11/01/35	1,333,813
800,000	Benteler International AG* 10.500%, 05/15/28	819,120
	Caesars Entertainment, Inc.*
728,000	4.625%, 10/15/29^	639,359
605,000	8.125%, 07/01/27	617,965
	Carnival Corp.*
601,000	4.000%, 08/01/28	521,854
596,000	7.625%, 03/01/26^	548,105
582,000	10.500%, 02/01/26	609,016
1,385,000	Carriage Services, Inc.* 4.250%, 05/15/29	1,165,935
900,000	Carvana Company* 4.875%, 09/01/29	365,976
	CCO Holdings, LLC / CCO Holdings Capital Corp.*
3,900,000	5.125%, 05/01/27	3,690,141
1,370,000	6.375%, 09/01/29	1,305,898
1,300,000	4.750%, 03/01/30	1,120,990

PRINCIPAL AMOUNT		VALUE
1,198,000	4.250%, 02/01/31	$987,020
620,000	5.000%, 02/01/28	575,143
600,000	4.500%, 08/15/30	506,532
596,000	4.750%, 02/01/32	493,840
596,000	CDI Escrow Issuer, Inc.* 5.750%, 04/01/30	575,945
900,000	Cedar Fair, LP^ 5.250%, 07/15/29	837,666
600,000	Churchill Downs, Inc.* 6.750%, 05/01/31	604,680
	Dana, Inc.
985,000	4.250%, 09/01/30	802,351
596,000	4.500%, 02/15/32	478,552
	DISH DBS Corp.
1,495,000	5.250%, 12/01/26*	1,142,404
926,000	7.750%, 07/01/26	536,191
739,000	7.375%, 07/01/28	370,328
590,000	5.125%, 06/01/29	273,601
1,200,000	DISH Network Corp.* 11.750%, 11/15/27	1,136,028
1,675,000	Empire Resorts, Inc.* 7.750%, 11/01/26	1,387,938
1,308,000	Everi Holdings, Inc.* 5.000%, 07/15/29	1,166,945
1,240,000	Ford Motor Company 6.100%, 08/19/32	1,185,279
	Ford Motor Credit Company, LLC
2,300,000	7.350%, 11/04/27	2,374,290
1,885,000	4.000%, 11/13/30	1,619,517
1,450,000	5.113%, 05/03/29	1,352,806
1,400,000	4.134%, 08/04/25	1,331,470
1,000,000	2.900%, 02/16/28	867,190
525,000	7.350%, 03/06/30	540,115
300,000	4.950%, 05/28/27	284,964
	Gap, Inc.*
447,000	3.875%, 10/01/31	312,717
60,000	3.625%, 10/01/29	42,754
	General Motors Financial Company, Inc.‡
185,000	5.700%, 09/30/30^ 5 year CMT + 5.00%	163,956
155,000	6.500%, 09/30/28 3 mo. LIBOR + 3.44%	135,354
	goeasy, Ltd.*
2,050,000	5.375%, 12/01/24	1,953,076
1,111,000	4.375%, 05/01/26	979,880
1,496,000	Goodyear Tire & Rubber Company^ 5.000%, 07/15/29	1,328,747
511,000	Group 1 Automotive, Inc.* 4.000%, 08/15/28	453,947
1,780,000	Guitar Center, Inc.* 8.500%, 01/15/26	1,592,744
	International Game Technology, PLC*
1,500,000	6.250%, 01/15/27	1,522,230
400,000	4.125%, 04/15/26	386,476

Schedule of Investments April 30, 2023 (Unaudited)

See accompanying Notes to Schedule of Investments	CALAMOS Strategic Total Return Fund SEMIANNUAL REPORT 13

PRINCIPAL AMOUNT		VALUE
1,175,000	Liberty Interactive, LLC 8.250%, 02/01/30	$359,715
	Life Time, Inc.*
1,159,000	8.000%, 04/15/26^	1,154,341
600,000	5.750%, 01/15/26	587,886
450,000	Lindblad Expeditions Holdings, Inc.* 9.000%, 05/15/28	451,170
767,000	Lindblad Expeditions, LLC* 6.750%, 02/15/27	726,594
780,000	M/I Homes, Inc. 3.950%, 02/15/30	691,431
	Macy’s Retail Holdings, LLC
1,992,000	6.700%, 07/15/34*	1,643,360
600,000	4.300%, 02/15/43	365,256
1,375,000	Mclaren Finance, PLC* 7.500%, 08/01/26	1,133,454
1,518,000	Midwest Gaming Borrower, LLC / Midwest Gaming Finance Corp.* 4.875%, 05/01/29	1,364,940
869,000	Mohegan Tribal Gaming Authority* 8.000%, 02/01/26	778,502
	Newell Brands, Inc.^
300,000	6.375%, 09/15/27	295,500
148,000	6.625%, 09/15/29	146,513
	Nordstrom, Inc.
600,000	5.000%, 01/15/44	375,696
551,000	4.250%, 08/01/31	409,790
1,370,000	Penn Entertainment, Inc* 4.125%, 07/01/29	1,162,431
750,000	Petsmart, Inc. / PetSmart Finance Corp.* 7.750%, 02/15/29	741,082
375,000	PetSmart, Inc. / PetSmart Finance Corp.* 4.750%, 02/15/28	354,833
1,670,000	Premier Entertainment Sub, LLC / Premier Entertainment Finance Corp.* 5.625%, 09/01/29	1,212,153
3,380,000	Rite Aid Corp.* 8.000%, 11/15/26	1,831,284
600,000	Royal Caribbean Cruises, Ltd.* 7.250%, 01/15/30	603,042
1,670,000	Simmons Foods, Inc. / Simmons Prepared Foods, Inc. / Simmons Pet Food, Inc. / Simmons Feed* 4.625%, 03/01/29	1,380,839
2,400,000	Six Flags Entertainment Corp.* 7.250%, 05/15/31	2,353,536
1,348,000	Sonic Automotive, Inc.*^ 4.625%, 11/15/29	1,133,776

PRINCIPAL AMOUNT		VALUE
837,000	Speedway Motorsports, LLC / Speedway Funding II, Inc.* 4.875%, 11/01/27	$779,038
2,430,000	Station Casinos, LLC* 4.500%, 02/15/28	2,235,746
707,000	Taylor Morrison Communities, Inc.* 5.750%, 01/15/28	702,171
290,000	Viking Cruises, Ltd.* 13.000%, 05/15/25	305,689
1,355,000	Vista Outdoor, Inc.* 4.500%, 03/15/29	1,063,905
298,000	Williams Scotsman International, Inc.* 4.625%, 08/15/28	276,109
	ZF North America Capital, Inc.*
1,200,000	7.125%, 04/14/30	1,239,996
400,000	6.875%, 04/14/28	411,608
		79,365,586

Consumer Staples (0.7%)
1,335,000	1375209 B.C., Ltd.* 9.000%, 01/30/28	1,323,159
1,358,000	Central Garden & Pet Company* 4.125%, 04/30/31	1,145,989
1,349,000	Edgewell Personal Care Company* 4.125%, 04/01/29	1,201,945
	Energizer Holdings, Inc.*
1,641,000	4.375%, 03/31/29	1,436,663
298,000	6.500%, 12/31/27	292,526
	JBS USA LUX, SA / JBS USA Food Company / JBS USA Finance, Inc.*
1,770,000	5.500%, 01/15/30	1,693,288
740,000	5.125%, 02/01/28	725,119
440,000	5.750%, 04/01/33	422,937
125,000	Land O’ Lakes, Inc.* 7.000%, 09/18/28	105,967
751,000	New Albertsons, LP 7.750%, 06/15/26	769,189
1,192,000	Performance Food Group, Inc.* 4.250%, 08/01/29	1,085,411
	Pilgrim’s Pride Corp.
950,000	5.875%, 09/30/27*	947,264
900,000	4.250%, 04/15/31	786,078
505,000	Post Holdings, Inc.* 5.750%, 03/01/27	501,960
1,124,000	Prestige Brands, Inc.* 3.750%, 04/01/31	954,658
715,000	United Natural Foods, Inc.*^ 6.750%, 10/15/28	678,957
1,857,000	Vector Group, Ltd.* 5.750%, 02/01/29	1,664,076
		15,735,186

Schedule of Investments April 30, 2023 (Unaudited)

14 CALAMOS Strategic Total Return Fund SEMIANNUAL REPORT	See accompanying Notes to Schedule of Investments

PRINCIPAL AMOUNT		VALUE

Energy (2.0%)
1,198,000	Antero Resources Corp.* 5.375%, 03/01/30	$1,125,006
1,187,000	Apache Corp. 5.100%, 09/01/40	1,017,924
	Buckeye Partners, LP
900,000	3.950%, 12/01/26	820,242
600,000	5.850%, 11/15/43	462,966
1,670,000	Callon Petroleum Company*^ 7.500%, 06/15/30	1,591,126
591,000	Cheniere Energy, Inc. 4.625%, 10/15/28	564,387
892,000	Chesapeake Energy Corp.* 6.750%, 04/15/29	883,883
	Continental Resources, Inc.*
900,000	2.875%, 04/01/32	708,705
610,000	5.750%, 01/15/31	595,464
1,950,000	DCP Midstream Operating, LP*‡ 5.850%, 05/21/43 3 mo. LIBOR + 3.85%	1,953,588
921,000	DT Midstream, Inc.* 4.125%, 06/15/29	818,041
1,791,000	Earthstone Energy Holdings, LLC* 8.000%, 04/15/27	1,750,022
	Enbridge, Inc.‡
901,000	7.375%, 01/15/83 5 year CMT + 3.71%	895,855
310,000	5.750%, 07/15/80 5 year CMT + 5.31%	284,772
	Energy Transfer, LP‡
1,735,000	8.317%, 11/01/66 3 mo. LIBOR + 3.02%	1,303,054
1,015,000	6.500%, 11/15/26 5 year CMT + 5.69%	899,452
	EnLink Midstream Partners, LP
1,775,000	8.976%, 05/30/23‡ 3 mo. LIBOR + 4.11%	1,508,058
1,285,000	4.850%, 07/15/26	1,252,785
745,000	Enlink Midstream, LLC* 6.500%, 09/01/30	753,687
	Enterprise Products Operating, LLC‡
80,000	5.250%, 08/16/77 3 mo. LIBOR + 3.03%	69,279
75,000	7.858%, 08/16/77 3 mo. LIBOR + 2.99%	71,670
1,370,000	EQM Midstream Partners, LP* 7.500%, 06/01/27	1,366,548
	Genesis Energy, LP / Genesis Energy Finance Corp.
1,173,000	6.250%, 05/15/26	1,131,323
300,000	8.875%, 04/15/30	300,813

PRINCIPAL AMOUNT		VALUE
	Gulfport Energy Corp.
1,000,000	6.375%, 05/15/25@&	$1
885,000	8.000%, 05/17/26*	890,062
305,622	8.000%, 05/17/26	307,370
1,670,000	Hilcorp Energy I, LP / Hilcorp Finance Company* 6.000%, 04/15/30	1,558,611
894,000	Howard Midstream Energy Partners, LLC* 6.750%, 01/15/27	839,225
1,162,000	Magnolia Oil & Gas Operating, LLC / Magnolia Oil & Gas Finance Corp.* 6.000%, 08/01/26	1,130,312
	Moss Creek Resources Holdings, Inc.*
600,000	10.500%, 05/15/27	585,300
540,000	7.500%, 01/15/26	507,692
900,000	Nabors Industries, Inc.* 7.375%, 05/15/27	874,053
900,000	Nabors Industries, Ltd.* 7.500%, 01/15/28	822,618
	New Fortress Energy, Inc.*
1,191,000	6.750%, 09/15/25	1,137,596
589,000	6.500%, 09/30/26	543,323
1,270,000	Parkland Corp.*~ 5.875%, 07/15/27	1,239,825
1,196,000	Patterson-UTI Energy, Inc. 5.150%, 11/15/29	1,067,430
1,390,000	Plains All American Pipeline, LP‡ 8.974%, 05/30/23 3 mo. LIBOR + 4.11%	1,229,705
1,070,000	Rockcliff Energy II, LLC* 5.500%, 10/15/29	969,142
	Southwestern Energy Company
895,000	5.375%, 03/15/30	837,004
600,000	5.375%, 02/01/29	568,212
593,000	4.750%, 02/01/32	524,556
298,000	Sunoco, LP / Sunoco Finance Corp. 4.500%, 04/30/30	267,315
1,200,000	Transocean, Inc.* 8.750%, 02/15/30	1,212,120
	Venture Global Calcasieu Pass, LLC*
750,000	6.250%, 01/15/30	761,032
300,000	4.125%, 08/15/31	266,145
300,000	3.875%, 08/15/29	270,234
	Vital Energy, Inc.
685,000	10.125%, 01/15/28	688,144
604,000	9.500%, 01/15/25	608,156
1,200,000	VOC Escrow, Ltd.* 5.000%, 02/15/28	1,071,204
	Weatherford International, Ltd.*
900,000	8.625%, 04/30/30	917,721
685,000	6.500%, 09/15/28	685,719
		44,508,477

Schedule of Investments April 30, 2023 (Unaudited)

See accompanying Notes to Schedule of Investments	CALAMOS Strategic Total Return Fund SEMIANNUAL REPORT 15

PRINCIPAL AMOUNT		VALUE

Financials (3.5%)
1,883,000	Acrisure, LLC / Acrisure Finance, Inc.* 7.000%, 11/15/25	$1,800,299
1,789,000	Aethon United BR, LP / Aethon United Finance Corp.* 8.250%, 02/15/26	1,746,261
1,892,000	AG Issuer, LLC* 6.250%, 03/01/28	1,766,031
85,000	Aircastle, Ltd.*‡ 5.250%, 06/15/26 5 year CMT + 4.41%	57,321
2,100,000	Alliant Holdings Intermediate, LLC / Alliant Holdings Co-Issuer* 6.750%, 10/15/27	1,963,143
140,000	Allstate Corp.‡ 5.750%, 08/15/53 3 mo. LIBOR + 2.94%	137,409
	Ally Financial, Inc.
1,782,000	4.700%, 05/15/26‡,‡‡ 5 year CMT + 3.87%	1,316,542
850,000	4.700%, 05/15/28‡ 7 year CMT + 3.48%	599,692
489,000	8.000%, 11/01/31	516,985
250,000	American International Group, Inc.‡ 5.750%, 04/01/48 3 mo. LIBOR + 2.87%	241,273
2,365,000	AmWINS Group, Inc.* 4.875%, 06/30/29	2,157,069
460,000	Ares Finance Company III, LLC*‡ 4.125%, 06/30/51 5 year CMT + 3.24%	352,535
1,307,000	Aviation Capital Group, LLC* 3.500%, 11/01/27	1,184,011
	Avolon Holdings Funding, Ltd.*
635,000	3.950%, 07/01/24	616,782
490,000	5.500%, 01/15/26	481,141
285,000	AXIS Specialty Finance, LLC‡ 4.900%, 01/15/40 5 year CMT + 3.19%	230,157
439,000	Bank of America Corp.‡ 6.125%, 04/27/27 5 year CMT + 3.23%	426,963
145,000	Bank of Montreal‡ 4.800%, 08/25/24 5 year CMT + 2.98%	124,654
763,000	Bank of New York Mellon Corp.^‡ 4.700%, 09/20/25 5 year CMT + 4.36%	742,933
	Bank of Nova Scotia‡
240,000	3.625%, 10/27/81 5 year CMT + 2.61%	173,894
220,000	4.900%, 06/04/25 5 year CMT + 4.55%	201,850

PRINCIPAL AMOUNT		VALUE
	Barclays, PLC‡
275,000	8.000%, 03/15/29 5 year CMT + 5.43%	$242,047
220,000	4.375%, 03/15/28 5 year CMT + 3.41%	147,305
	BP Capital Markets, PLC‡
280,000	4.875%, 03/22/30 5 year CMT + 4.40%	256,992
145,000	4.375%, 06/22/25 5 year CMT + 4.04%	139,529
2,379,000	BroadStreet Partners, Inc.* 5.875%, 04/15/29	2,075,154
	Brookfield Property REIT, Inc. / BPR Cumulus, LLC / BPR Nimbus, LLC / GGSI Sellco, LLC*
2,380,000	4.500%, 04/01/27	1,971,140
1,547,000	5.750%, 05/15/26	1,406,130
1,200,000	Burford Capital Global Financial, LLC* 6.875%, 04/15/30	1,117,452
323,000	Capital One Financial Corp.^‡ 3.950%, 09/01/26 5 year CMT + 3.16%	236,514
1,040,000	Castlelake Aviation Finance DAC*^ 5.000%, 04/15/27	924,851
	Charles Schwab Corp.‡
325,000	4.000%, 06/01/26 5 year CMT + 3.17%	272,464
147,000	4.000%, 12/01/30 10 year CMT + 3.08%	113,124
135,000	5.375%, 06/01/25 5 year CMT + 4.97%	129,080
	Citigroup, Inc.‡
546,000	4.150%, 11/15/26 5 year CMT + 3.00%	451,466
509,000	3.875%, 02/18/26 5 year CMT + 3.42%	434,533
150,000	4.000%, 12/10/25 5 year CMT + 3.60%	131,150
450,000	Citizens Financial Group, Inc.‡ 4.000%, 10/06/26 5 year CMT + 3.22%	350,829
70,000	Corebridge Financial, Inc.*‡ 6.875%, 12/15/52 5 year CMT + 3.85%	64,031
	Credit Acceptance Corp.
1,500,000	6.625%, 03/15/26^	1,443,495
1,092,000	5.125%, 12/31/24*	1,047,872
	Discover Financial Services‡
245,000	6.125%, 06/23/25 5 year CMT + 5.78%	233,147
135,000	5.500%, 10/30/27 3 mo. LIBOR + 3.08%	103,280
1,533,000	Enact Holdings, Inc.* 6.500%, 08/15/25	1,519,448

Schedule of Investments April 30, 2023 (Unaudited)

16 CALAMOS Strategic Total Return Fund SEMIANNUAL REPORT	See accompanying Notes to Schedule of Investments

PRINCIPAL AMOUNT		VALUE
75,000	Enstar Finance, LLC‡ 5.500%, 01/15/42 5 year CMT + 4.01%	$54,967
605,000	Fifth Third Bancorp‡ 4.500%, 09/30/25 5 year CMT + 4.22%	539,460
1,718,000	Global Net Lease, Inc. / Global Net Lease Operating Partnership, LP* 3.750%, 12/15/27	1,316,366
	Goldman Sachs Group, Inc.‡
500,000	4.400%, 02/10/25 5 year CMT + 2.85%	427,540
153,000	4.125%, 11/10/26 5 year CMT + 2.95%	128,875
1,891,000	Greystar Real Estate Partners, LLC* 5.750%, 12/01/25	1,860,120
	HUB International, Ltd.*
1,785,000	5.625%, 12/01/29^	1,599,663
1,277,000	7.000%, 05/01/26	1,273,156
	Huntington Bancshares, Inc.‡
350,000	4.450%, 10/15/27 7 year CMT + 4.05%	289,131
125,000	5.625%, 07/15/30 10 year CMT + 4.95%	112,565
892,000	Icahn Enterprises, LP / Icahn Enterprises Finance Corp. 4.375%, 02/01/29	785,611
1,913,000	ILFC E-Capital Trust II*‡ 6.798%, 12/21/65 3 mo. LIBOR + 1.80%	1,289,132
	ING Groep, NV‡
200,000	4.250%, 05/16/31 5 year CMT + 2.86%	127,236
200,000	3.875%, 05/16/27 5 year CMT + 2.86%	142,454
2,470,000	Iron Mountain, Inc.* 5.250%, 03/15/28	2,379,894
3,000,000	Jefferies Finance, LLC / JFIN Co-Issuer Corp.* 5.000%, 08/15/28	2,535,840
1,100,000	JPMorgan Chase & Company^‡ 3.650%, 06/01/26 5 year CMT + 2.85%	970,607
	Ladder Capital Finance Holdings, LLLP / Ladder Capital Finance Corp.*
2,306,000	5.250%, 10/01/25	2,169,600
596,000	4.750%, 06/15/29	472,330
1,680,000	LD Holdings Group, LLC* 6.125%, 04/01/28	929,762
	Level 3 Financing, Inc.*
1,997,000	3.400%, 03/01/27	1,563,931
1,250,000	4.250%, 07/01/28	730,250
600,000	4.625%, 09/15/27	370,752

PRINCIPAL AMOUNT		VALUE
420,000	Liberty Mutual Group, Inc.*‡ 4.125%, 12/15/51 5 year CMT + 3.32%	$339,961
892,000	LPL Holdings, Inc.* 4.000%, 03/15/29	801,507
280,000	Markel Corp.‡ 6.000%, 06/01/25 5 year CMT + 5.66%	272,468
	MetLife, Inc.
2,990,000	6.400%, 12/15/66	3,003,993
225,000	3.850%, 09/15/25‡ 5 year CMT + 3.58%	209,453
200,000	Munich Re*‡ 5.875%, 05/23/42 5 year CMT + 3.98%	201,660
1,615,000	Nationstar Mortgage Holdings, Inc.* 5.500%, 08/15/28	1,442,550
120,000	Nationwide Financial Services, Inc. 6.750%, 05/15/87	115,716
	Navient Corp.
1,305,000	5.000%, 03/15/27	1,177,671
655,000	4.875%, 03/15/28	564,086
1,370,000	Necessity Retail REIT, Inc. / American Finance Operating Partner, LP* 4.500%, 09/30/28	1,016,266
	OneMain Finance Corp.
1,199,000	7.125%, 03/15/26	1,170,164
820,000	3.875%, 09/15/28	663,265
592,000	Park Intermediate Holdings, LLC / PK Domestic Property, LLC / PK Finance Co-Issuer* 5.875%, 10/01/28	548,547
442,000	PartnerRe Finance B, LLC‡ 4.500%, 10/01/50 5 year CMT + 3.82%	374,343
1,871,000	PHH Mortgage Corp.* 7.875%, 03/15/26	1,684,499
	PNC Financial Services Group, Inc.‡
440,000	6.000%, 05/15/27^ 5 year CMT + 3.00%	408,421
315,000	3.400%, 09/15/26 5 year CMT + 2.60%	241,939
140,000	6.200%, 09/15/27^ 5 year CMT + 3.24%	132,450
280,000	QBE Insurance Group, Ltd.*^‡ 5.875%, 05/12/25 5 year CMT + 5.51%	265,723
1,355,000	RHP Hotel Properties, LP / RHP Finance Corp.* 4.500%, 02/15/29	1,220,963

Schedule of Investments April 30, 2023 (Unaudited)

See accompanying Notes to Schedule of Investments	CALAMOS Strategic Total Return Fund SEMIANNUAL REPORT 17

PRINCIPAL AMOUNT		VALUE
	Rocket Mortgage, LLC / Rocket Mortgage Co-Issuer, Inc.*
560,000	3.875%, 03/01/31	$454,082
555,000	3.625%, 03/01/29	470,196
275,000	2.875%, 10/15/26	245,207
503,000	State Street Corp.^‡ 5.625%, 12/15/23 3 mo. LIBOR + 2.54%	464,113
1,225,000	StoneX Group, Inc.* 8.625%, 06/15/25	1,246,217
	SVB Financial Group@‡
674,000	4.000%, 05/15/26 5 year CMT + 3.20%	51,669
224,000	4.100%, 02/15/31 10 year CMT + 3.06%	17,340
133,000	4.250%, 11/15/26 5 year CMT + 3.07%	10,192
425,000	Toronto-Dominion Bank‡ 8.125%, 10/31/82 5 year CMT + 4.08%	432,994
	Truist Financial Corp.‡
295,000	4.800%, 09/01/24 5 year CMT + 3.00%	256,385
125,000	4.950%, 09/01/25 5 year CMT + 4.61%	117,918
	United Wholesale Mortgage, LLC*
1,383,000	5.500%, 04/15/29	1,192,187
600,000	5.750%, 06/15/27	550,770
	Uniti Group, LP / Uniti Group Finance, Inc. / CSL Capital, LLC*
600,000	10.500%, 02/15/28	574,074
600,000	6.500%, 02/15/29	365,400
1,340,000	VZ Secured Financing, BV* 5.000%, 01/15/32	1,120,789
1,230,000	Wells Fargo & Company‡ 3.900%, 03/15/26 5 year CMT + 3.45%	1,072,769
1,255,000	XHR, LP* 6.375%, 08/15/25	1,238,823
		79,453,990

Health Care (1.2%)
	Bausch Health Companies, Inc.*
2,370,000	11.000%, 09/30/28	1,931,005
469,000	14.000%, 10/15/30	300,760
447,000	6.125%, 02/01/27	324,446
	CHS/Community Health Systems, Inc.*
2,392,000	6.125%, 04/01/30	1,722,240
1,325,000	8.000%, 03/15/26	1,317,222
663,000	6.875%, 04/15/29	491,528
149,000	5.250%, 05/15/30	124,196
	DaVita, Inc.*
2,381,000	4.625%, 06/01/30	2,078,208
1,395,000	3.750%, 02/15/31	1,123,142

PRINCIPAL AMOUNT		VALUE
	Embecta Corp.*
894,000	5.000%, 02/15/30	$772,192
298,000	6.750%, 02/15/30	271,132
	Encompass Health Corp.
600,000	4.750%, 02/01/30	554,868
600,000	4.500%, 02/01/28	567,180
1,369,000	HCA, Inc. 7.500%, 11/06/33	1,547,696
350,000	Jazz Securities DAC* 4.375%, 01/15/29	322,392
488,014	Mallinckrodt International Finance, SA / Mallinckrodt CB, LLC* 10.000%, 06/15/29	263,088
	Medline Borrower, LP*
1,484,000	5.250%, 10/01/29^	1,285,263
1,480,000	3.875%, 04/01/29	1,296,066
	Organon & Company / Organon Foreign Debt Co-Issuer, BV*
2,200,000	5.125%, 04/30/31	1,964,336
500,000	4.125%, 04/30/28	460,690
1,251,000	Team Health Holdings, Inc.* 6.375%, 02/01/25	655,411
	Tenet Healthcare Corp.
2,710,000	6.250%, 02/01/27	2,701,572
1,575,000	6.875%, 11/15/31	1,552,210
	Teva Pharmaceutical Finance Netherlands III, BV
1,443,000	6.000%, 04/15/24	1,440,807
1,100,000	4.750%, 05/09/27	1,031,448
535,000	3.150%, 10/01/26	485,058
250,000	7.875%, 09/15/29	262,428
200,000	8.125%, 09/15/31^	211,392
		27,057,976

Industrials (2.6%)
1,355,000	ACCO Brands Corp.* 4.250%, 03/15/29	1,143,701
1,170,000	AerCap Holdings, NV‡ 5.875%, 10/10/79 5 year CMT + 4.54%	1,093,938
	Air Lease Corp.‡
1,520,000	4.125%, 12/15/26 5 year CMT + 3.15%	1,034,725
320,000	4.650%, 06/15/26 5 year CMT + 4.08%	267,021
	Albertsons Companies, Inc. / Safeway, Inc. / New Albertsons, LP / Albertsons, LLC*
1,925,000	4.625%, 01/15/27	1,865,806
1,191,000	3.500%, 03/15/29	1,056,858
900,000	5.875%, 02/15/28	892,953
1,370,000	Allegiant Travel Company* 7.250%, 08/15/27	1,359,191
295,000	American Airlines Group, Inc.*^ 3.750%, 03/01/25	278,353

Schedule of Investments April 30, 2023 (Unaudited)

18 CALAMOS Strategic Total Return Fund SEMIANNUAL REPORT	See accompanying Notes to Schedule of Investments

PRINCIPAL AMOUNT		VALUE
670,000	Arcosa, Inc.* 4.375%, 04/15/29	$613,807
3,100,000	ARD Finance, SA* 6.500%, 06/30/27 7.250% PIK rate	2,560,786
465,000	Ball Corp. 6.875%, 03/15/28	483,874
937,000	Beacon Roofing Supply, Inc.* 4.125%, 05/15/29	825,141
1,191,000	BWX Technologies, Inc.* 4.125%, 04/15/29	1,082,476
	Cascades, Inc. / Cascades USA, Inc.*
600,000	5.375%, 01/15/28	569,016
600,000	5.125%, 01/15/26	571,032
297,000	Delta Air Lines, Inc.^ 7.375%, 01/15/26	313,255
295,000	Delta Air Lines, Inc. / SkyMiles IP, Ltd.* 4.750%, 10/20/28	286,622
1,565,000	Deluxe Corp.* 8.000%, 06/01/29	1,203,688
596,000	Dun & Bradstreet Corp.* 5.000%, 12/15/29	528,312
894,000	Eco Material Technologies, Inc.* 7.875%, 01/31/27	858,928
1,472,000	Endurance International Group Holdings, Inc.* 6.000%, 02/15/29	1,026,735
575,000	EnerSys* 4.375%, 12/15/27	540,696
733,000	Graham Packaging Company, Inc.* 7.125%, 08/15/28	643,589
	Graphic Packaging International, LLC*
750,000	4.750%, 07/15/27	726,398
551,000	3.500%, 03/01/29	490,192
1,303,000	Great Lakes Dredge & Dock Corp.*^ 5.250%, 06/01/29	1,026,647
2,775,000	H&E Equipment Services, Inc.* 3.875%, 12/15/28	2,403,677
1,792,000	Hawaiian Brand Intellectual Property, Ltd. / HawaiianMiles Loyalty, Ltd.* 5.750%, 01/20/26	1,670,072
1,500,000	Herc Holdings, Inc.* 5.500%, 07/15/27	1,434,360
1,180,000	Howmet Aerospace, Inc. 5.125%, 10/01/24	1,175,976
1,385,000	IEA Energy Services, LLC* 6.625%, 08/15/29	1,318,035
1,450,000	JELD-WEN, Inc.* 4.625%, 12/15/25	1,401,106

PRINCIPAL AMOUNT		VALUE
1,940,000	Ken Garff Automotive, LLC* 4.875%, 09/15/28	$1,708,810
1,200,000	Knife River Holding Company* 7.750%, 05/01/31	1,218,552
598,000	MasTec, Inc.* 4.500%, 08/15/28	555,123
722,000	Moog, Inc.* 4.250%, 12/15/27	679,546
1,140,000	Novelis Corp.* 4.750%, 01/30/30	1,033,125
450,000	OI European Group, BV* 4.750%, 02/15/30	413,802
1,375,000	Pactiv Evergreen Group Issuer, Inc. / Pactiv Evergreen Group Issuer, LLC* 4.000%, 10/15/27	1,239,164
1,783,000	Patrick Industries, Inc.* 4.750%, 05/01/29	1,552,405
	QVC, Inc.
709,000	4.375%, 09/01/28	349,884
600,000	5.450%, 08/15/34	256,596
	Sealed Air Corp.*
933,000	6.125%, 02/01/28	948,777
298,000	5.000%, 04/15/29	286,521
650,000	Sensata Technologies, BV* 4.000%, 04/15/29	588,289
593,000	Sensata Technologies, Inc.* 3.750%, 02/15/31	515,880
	Sinclair Television Group, Inc.*
891,000	4.125%, 12/01/30	703,765
600,000	5.500%, 03/01/30^	464,334
1,165,000	Standard Industries, Inc.* 5.000%, 02/15/27	1,117,072
100,000	Stanley Black & Decker, Inc.‡ 4.000%, 03/15/60 5 year CMT + 2.66%	76,720
957,000	Stericycle, Inc.* 3.875%, 01/15/29	864,630
879,000	STL Holding Company, LLC* 7.500%, 02/15/26	781,273
1,200,000	TransDigm UK Holdings, PLC 6.875%, 05/15/26	1,208,388
	TransDigm, Inc.
1,539,000	6.250%, 03/15/26*	1,547,865
900,000	6.750%, 08/15/28*	914,472
875,000	7.500%, 03/15/27	880,539
890,000	Tronox, Inc.* 4.625%, 03/15/29	740,391
528,523	United Airlines Pass Through Trust Series 2019-2, Class B 3.500%, 11/01/29	472,071
1,191,000	Vertiv Group Corp.* 4.125%, 11/15/28	1,078,141

Schedule of Investments April 30, 2023 (Unaudited)

See accompanying Notes to Schedule of Investments	CALAMOS Strategic Total Return Fund SEMIANNUAL REPORT 19

PRINCIPAL AMOUNT		VALUE
1,251,000	Wabash National Corp.* 4.500%, 10/15/28	$1,092,961
1,050,000	Waste Pro USA, Inc.* 5.500%, 02/15/26	979,829
	WESCO Distribution, Inc.*
563,000	7.125%, 06/15/25	572,886
283,000	7.250%, 06/15/28	291,128
1,256,000	Williams Scotsman International, Inc.* 6.125%, 06/15/25	1,254,870
		59,134,775

Information Technology (0.8%)
596,000	Booz Allen Hamilton, Inc.* 4.000%, 07/01/29	541,389
692,000	Coherent Corp.* 5.000%, 12/15/29	623,340
1,201,000	CommScope Technologies, LLC*^ 6.000%, 06/15/25	1,130,165
1,100,000	CommScope, Inc.* 4.750%, 09/01/29	888,998
1,405,000	Dell International, LLC / EMC Corp. 6.020%, 06/15/26	1,446,518
586,000	Fair Isaac Corp.* 4.000%, 06/15/28	546,550
1,315,000	KBR, Inc.* 4.750%, 09/30/28	1,218,348
	MPH Acquisition Holdings, LLC*
1,300,000	5.750%, 11/01/28^	820,625
595,000	5.500%, 09/01/28	455,883
589,000	NCR Corp.* 5.125%, 04/15/29	510,180
886,000	ON Semiconductor Corp.* 3.875%, 09/01/28	803,372
	Open Text Corp.*
855,000	3.875%, 02/15/28	759,197
600,000	6.900%, 12/01/27	621,042
447,000	3.875%, 12/01/29	376,253
447,000	Open Text Holdings, Inc.* 4.125%, 12/01/31	370,728
590,000	Playtika Holding Corp.* 4.250%, 03/15/29	505,949
784,000	PTC, Inc.* 4.000%, 02/15/28	730,806
1,645,000	TTM Technologies, Inc.* 4.000%, 03/01/29	1,408,893
	Twilio, Inc.
830,000	3.625%, 03/15/29	709,351
298,000	3.875%, 03/15/31	249,080
1,475,000	Viavi Solutions, Inc.* 3.750%, 10/01/29	1,243,454

PRINCIPAL AMOUNT		VALUE
1,355,000	ZoomInfo Technologies, LLC / ZoomInfo Finance Corp.*^ 3.875%, 02/01/29	$1,170,585
		17,130,706

Materials (0.7%)
623,000	ArcelorMittal, SA 7.000%, 10/15/39	660,897
600,000	ATI, Inc. 5.875%, 12/01/27	588,684
295,000	Carpenter Technology Corp. 7.625%, 03/15/30	303,708
895,000	Chemours Company* 4.625%, 11/15/29	737,972
1,880,000	Clearwater Paper Corp.* 4.750%, 08/15/28	1,694,294
900,000	Cleveland-Cliffs, Inc.* 6.750%, 04/15/30	876,537
	Commercial Metals Company
596,000	4.125%, 01/15/30	537,669
298,000	4.375%, 03/15/32	259,841
1,375,000	Constellium, SE*^ 3.750%, 04/15/29	1,190,943
886,000	HB Fuller Company 4.250%, 10/15/28	814,925
900,000	JW Aluminum Continuous Cast Company* 10.250%, 06/01/26	906,516
	Kaiser Aluminum Corp.*
1,350,000	4.625%, 03/01/28	1,193,292
149,000	4.500%, 06/01/31	118,145
297,000	LSF11 A5 HoldCo, LLC* 6.625%, 10/15/29	256,231
1,257,000	Mercer International, Inc. 5.125%, 02/01/29	1,052,310
1,175,000	OCI, NV* 6.700%, 03/16/33	1,169,736
1,787,000	Owens-Brockway Glass Container, Inc.*^ 6.625%, 05/13/27	1,795,846
1,328,000	Silgan Holdings, Inc. 4.125%, 02/01/28	1,243,154
589,000	Trinseo Materials Operating SCA / Trinseo Materials Finance, Inc.* 5.125%, 04/01/29	366,052
		15,766,752

Other (0.1%)
	Gen Digital, Inc.*
625,000	7.125%, 09/30/30^	628,769
625,000	6.750%, 09/30/27	630,725
		1,259,494

Schedule of Investments April 30, 2023 (Unaudited)

20 CALAMOS Strategic Total Return Fund SEMIANNUAL REPORT	See accompanying Notes to Schedule of Investments

PRINCIPAL AMOUNT		VALUE

Real Estate (0.2%)
953,000	EPR Properties 3.750%, 08/15/29	$762,257
	Forestar Group, Inc.*
862,000	5.000%, 03/01/28	785,006
630,000	3.850%, 05/15/26	583,481
1,341,000	MIWD Holdco II, LLC / MIWD Finance Corp.* 5.500%, 02/01/30	1,136,632
550,000	Service Properties Trust 5.250%, 02/15/26	488,741
		3,756,117

Special Purpose Acquisition Companies (0.1%)
	Fertitta Entertainment, LLC / Fertitta Entertainment Finance Company, Inc.*
1,195,000	6.750%, 01/15/30	969,372
596,000	4.625%, 01/15/29	521,750
600,000	W.R. Grace Holding, LLC* 7.375%, 03/01/31	602,274
		2,093,396

Utilities (0.2%)
340,000	Algonquin Power & Utilities Corp.‡ 4.750%, 01/18/82 5 year CMT + 3.25%	272,190
65,000	CenterPoint Energy, Inc.‡ 6.125%, 09/01/23 3 mo. LIBOR + 3.27%	62,148
150,000	CMS Energy Corp.‡ 4.750%, 06/01/50 5 year CMT + 4.12%	132,158
	Dominion Energy, Inc.‡
250,000	4.650%, 12/15/24 5 year CMT + 2.99%	218,400
133,000	4.350%, 01/15/27 5 year CMT + 3.20%	112,642
	Duke Energy Corp.‡
330,000	4.875%, 09/16/24 5 year CMT + 3.39%	319,826
132,000	3.250%, 01/15/82 5 year CMT + 2.32%	100,760
150,000	National Rural Utilities Cooperative Finance Corp.‡ 5.250%, 04/20/46 3 mo. LIBOR + 3.63%	144,553
280,000	NextEra Energy Capital Holdings, Inc.‡ 3.800%, 03/15/82 5 year CMT + 2.55%	236,230
516,000	PPL Capital Funding, Inc.‡ 7.828%, 03/30/67 3 mo. LIBOR + 2.67%	450,700

PRINCIPAL AMOUNT		VALUE
	Sempra Energy‡
220,000	4.875%, 10/15/25 5 year CMT + 4.55%	$208,853
85,000	4.125%, 04/01/52 5 year CMT + 2.87%	69,482
	Southern Company‡
362,000	4.000%, 01/15/51 5 year CMT + 3.73%	340,124
95,000	3.750%, 09/15/51 5 year CMT + 2.92%	81,823
1,500,000	TerraForm Power Operating, LLC* 5.000%, 01/31/28	1,437,690
	Vistra Corp.*‡
625,000	7.000%, 12/15/26 5 year CMT + 5.74%	564,625
340,000	8.000%, 10/15/26 5 year CMT + 6.93%	321,548
80,000	WEC Energy Group, Inc.‡ 6.976%, 05/15/67 3 mo. LIBOR + 2.11%	65,430
		5,139,182
	Total Corporate Bonds (Cost $438,554,030)	397,015,564

Convertible Bonds (18.6%)
Communication Services (2.0%)
451,000	Cable One, Inc. 0.000%, 03/15/26	370,627
	Liberty Media Corp.*
8,895,000	2.250%, 08/15/27	9,468,461
7,025,000	3.750%, 03/15/28	7,134,730
2,680,000	0.500%, 12/01/50	2,618,789
17,095,000	Live Nation Entertainment, Inc. 2.000%, 02/15/25	16,672,070
3,000,000	Match Group Financeco 2, Inc.*~ 0.875%, 06/15/26	2,650,170
2,500,000	Match Group Financeco 3, Inc.* 2.000%, 01/15/30	2,121,675
5,495,000	Perficient, Inc. 0.125%, 11/15/26	4,341,654
		45,378,176

Consumer Discretionary (3.8%)
16,415,000	Airbnb, Inc. 0.000%, 03/15/26	14,356,067
9,550,000	Booking Holdings, Inc. 0.750%, 05/01/25	14,385,069
	DISH Network Corp.
13,435,000	3.375%, 08/15/26	6,409,301
5,895,000	0.000%, 12/15/25	2,918,320
2,379,000	2.375%, 03/15/24	2,061,261
14,650,000	Ford Motor Company 0.000%, 03/15/26	14,311,438

Schedule of Investments April 30, 2023 (Unaudited)

See accompanying Notes to Schedule of Investments	CALAMOS Strategic Total Return Fund SEMIANNUAL REPORT 21

PRINCIPAL AMOUNT			VALUE
7,670,000		Marriott Vacations Worldwide Corp. 0.000%, 01/15/26	$7,463,447
400,000		Tesla, Inc. 2.000%, 05/15/24	3,173,940
9,760,000		Vail Resorts, Inc. 0.000%, 01/01/26	8,818,550
11,140,000		Wynn Macau, Ltd.* 4.500%, 03/07/29	12,673,421
			86,570,814

Energy (0.7%)
1,365,000		EQT Corp. 1.750%, 05/01/26	3,265,162
7,245,000		Nabors Industries, Inc.* 1.750%, 06/15/29	5,645,449
6,615,000		Northern Oil And Gas, Inc.* 3.625%, 04/15/29	7,452,327
			16,362,938

Financials (0.7%)
3,000,000		Ares Capital Corp. 4.625%, 03/01/24	3,022,620
800,000	EUR	JPMorgan Chase Bank NA 06/10/24	1,025,728
11,275,000		Morgan Stanley Finance, LLC 1.000%, 11/23/27	12,156,705
			16,205,053

Health Care (2.7%)
8,820,000		Alnylam Pharmaceuticals, Inc.* 1.000%, 09/15/27	8,763,817
4,640,000		CONMED Corp.* 2.250%, 06/15/27	5,033,982
16,530,000		Dexcom, Inc.^ 0.250%, 11/15/25	18,028,940
3,673,000		Envista Holdings Corp. 2.375%, 06/01/25	6,976,056
7,755,000		Jazz Investments I, Ltd. 2.000%, 06/15/26	8,447,677
7,755,000		Pacira BioSciences, Inc. 0.750%, 08/01/25	7,339,487
5,460,000		Tandem Diabetes Care, Inc.* 1.500%, 05/01/25	5,018,559
			59,608,518

Industrials (2.1%)
4,215,000		Axon Enterprise, Inc.* 0.500%, 12/15/27	4,767,502
13,520,000		John Bean Technologies Corp. 0.250%, 05/15/26	12,508,163
13,805,000		Middleby Corp. 1.000%, 09/01/25	16,754,991
14,800,000		Uber Technologies, Inc.^ 0.000%, 12/15/25	12,921,880
			46,952,536

PRINCIPAL AMOUNT			VALUE

Information Technology (4.8%)
4,230,000		Akamai Technologies, Inc. 0.375%, 09/01/27	$3,999,127
		BILL Holdings, Inc.
7,838,000		0.000%, 04/01/27^	6,209,499
3,535,000		0.000%, 12/01/25	3,247,357
17,000,000		CyberArk Software, Ltd. 0.000%, 11/15/24	17,730,320
2,015,000		Datadog, Inc. 0.125%, 06/15/25	2,114,662
		Enphase Energy, Inc.
12,325,000		0.000%, 03/01/28	11,579,214
7,055,000		0.000%, 03/01/26	6,740,488
13,000,000		Microchip Technology, Inc. 0.125%, 11/15/24	13,784,940
2,735,000		Nova, Ltd. 0.000%, 10/15/25	3,587,171
17,315,000		ON Semiconductor Corp.* 0.500%, 03/01/29	16,750,877
7,255,000		Palo Alto Networks, Inc. 0.375%, 06/01/25	13,425,377
5,850,000		Tyler Technologies, Inc. 0.250%, 03/15/26	5,875,682
5,670,000		Wolfspeed, Inc.* 1.875%, 12/01/29	4,200,960
			109,245,674

Materials (0.3%)
5,800,000		Glencore Funding, LLC 0.000%, 03/27/25	6,276,934

Other (0.0%)
590,000		Multiplan Corp.* 6.000%, 10/15/27	378,810

Real Estate (0.9%)
5,400,000	EUR	ANLLIAN Capital, Ltd. 0.000%, 02/05/25	6,522,975
15,115,000		Pebblebrook Hotel Trust 1.750%, 12/15/26	12,961,264
			19,484,239

Utilities (0.6%)
14,105,000		PPL Capital Funding, Inc.* 2.875%, 03/15/28	14,159,586
	Total Convertible Bonds (Cost $454,641,779)		420,623,278

Bank Loans (2.5%) ¡
Airlines (0.1%)
990,000		American Airlines, Inc.‡ 10.000%, 04/20/28 3 mo. LIBOR + 4.75%	998,108

Schedule of Investments April 30, 2023 (Unaudited)

22 CALAMOS Strategic Total Return Fund SEMIANNUAL REPORT	See accompanying Notes to Schedule of Investments

PRINCIPAL AMOUNT		VALUE
1,037,000	Mileage Plus Holdings, LLC‡ 10.213%, 06/21/27 3 mo. LIBOR + 5.25%	$1,080,710
		2,078,818

Communication Services (0.2%)
1,519,875	Clear Channel Outdoor Holdings, Inc.‡ 8.807%, 08/21/26 3 mo. LIBOR + 3.50%	1,434,542
871,947	CMG Media Corp.‡ 8.659%, 12/17/26 3 mo. LIBOR + 3.50%	752,782
1,645,602	DIRECTV Financing, LLC‡ 10.025%, 08/02/27 1 mo. LIBOR + 5.00%	1,583,891
1,755,000	Entercom Media Corp.‡ 7.525%, 11/18/24 1 mo. LIBOR + 2.50%	1,078,228
330,644	Nexstar Broadcasting, Inc.‡ 7.525%, 09/18/26 1 mo. LIBOR + 2.50%	330,405
600,463	Univision Communications, Inc.‡ 9.148%, 06/24/29 3 mo. SOFR + 4.25%	596,710
		5,776,558

Consumer Discretionary (0.5%)
1,200,000	Caesars Entertainment Corp.‡ 8.332%, 02/06/30 1 mo. SOFR + 3.25%	1,197,414
1,200,000	Hanesbrands, Inc.‡ 8.721%, 03/08/30 1 mo. SOFR + 3.75%	1,196,628
402,390	Life Time Fitness, Inc.‡ 9.775%, 12/16/24 1 mo. LIBOR + 4.75%	402,830
607,410	PENN Entertainment, Inc.‡ 7.732%, 05/03/29 1 mo. SOFR + 2.75%	605,588
2,020,015	Petco Health and Wellness Company, Inc.‡ 8.410%, 03/03/28 3 mo. SOFR + 3.25%	1,994,643
2,963,777	PetSmart, Inc.‡ 8.832%, 02/11/28 1 mo. SOFR + 3.75%	2,954,515
1,170,000	SkyMiles IP, Ltd.‡ 8.798%, 10/20/27 3 mo. SOFR + 3.75%	1,213,957
754,679	TKC Holdings, Inc.‡ 10.525%, 05/15/28 1 mo. LIBOR + 5.50%	682,173
1,975,050	WW International, Inc.‡ 8.530%, 04/13/28 1 mo. LIBOR + 3.50%	1,355,378
		11,603,126

PRINCIPAL AMOUNT		VALUE

Energy (0.1%)
1,200,000	Par Petroleum, LLC‡ 9.240%, 02/28/30 3 mo. SOFR + 4.25%	$1,181,748

Financials (0.4%)
1,225,000	Alliant Holdings Intermediate, LLC‡ 8.376%, 11/05/27 1 mo. SOFR + 3.50%	1,216,578
915,000	Amynta Agency Borrower, Inc.‡ 9.990%, 02/28/28 3 mo. SOFR + 5.00%	892,409
1,179,045	AssuredPartners, Inc.‡ 8.482%, 02/12/27 1 mo. SOFR + 3.50%	1,160,381
598,500	Castlelake Aviation Ltd.‡ 7.783%, 10/22/27 3 mo. SOFR + 2.75%	591,396
1,221,938	Hub International, Ltd.‡ 8.692%, 11/10/29 3 mo. SOFR + 4.00%	1,221,039
2,170,028	Jazz Financing Lux Sarl‡ 8.525%, 05/05/28 1 mo. LIBOR + 3.50%	2,169,637
1,633,500	VFH Parent, LLC‡ 8.064%, 01/13/29 3 mo. SOFR + 3.00%	1,604,914
		8,856,354

Health Care (0.3%)
2,085,270	Amneal Pharmaceuticals, LLC‡ 8.563%, 05/04/25 1 mo. LIBOR + 3.50%	1,953,638
288,750	Bausch Health Companies, Inc.‡ 10.240%, 02/01/27 1 mo. SOFR + 5.25%	233,986
731,274	Icon Luxembourg Sarl‡ 7.410%, 07/03/28 3 mo. SOFR + 2.25%	731,877
1,125,234	Mallinckrodt International Finance, SA‡ 10.198%, 09/30/27 1 mo. LIBOR + 5.25%	806,303
1,261,176	Padagis, LLC‡ 9.969%, 07/06/28 3 mo. LIBOR + 4.75%	1,204,423
182,197	PRA Health Sciences, Inc.‡ 7.126%, 07/03/28 3 mo. SOFR + 2.25%	182,348
2,903,392	Team Health Holdings, Inc.‡ 10.232%, 03/02/27 1 mo. SOFR + 5.25%	1,907,529
		7,020,104

Schedule of Investments April 30, 2023 (Unaudited)

See accompanying Notes to Schedule of Investments	CALAMOS Strategic Total Return Fund SEMIANNUAL REPORT 23

PRINCIPAL AMOUNT		VALUE

Industrials (0.3%)
589,500	ACProducts, Inc.‡ 9.409%, 05/17/28 3 mo. LIBOR + 4.25%	$470,395
739,413	Air Canada‡ 8.369%, 08/11/28 3 mo. LIBOR + 3.50%	739,069
1,477,575	ChampionX Corp.‡ 8.178%, 06/07/29 1 mo. SOFR + 3.25%	1,479,422
1,170,173	Dun & Bradstreet Corp.‡ 8.268%, 02/06/26 1 mo. LIBOR + 3.25%	1,169,992
1,389,500	Scientific Games International, Inc.‡ 7.981%, 04/14/29 1 mo. SOFR + 3.00%	1,388,006
648,375	Summit Materials, LLC‡ 8.491%, 12/14/27 3 mo. SOFR + 3.00%	651,312
1,470,000	United Airlines, Inc.‡ 8.770%, 04/21/28 1 mo. LIBOR + 3.75%	1,467,699
		7,365,895

Information Technology (0.2%)
1,183,647	Banff Merger Sub, Inc.‡ 8.775%, 10/02/25 1 mo. LIBOR + 3.75%	1,171,070
990,690	Camelot U.S. Acquisition LLC‡ 8.025%, 10/30/26 1 mo. LIBOR + 3.00%	990,997
391,650	Camelot U.S. Acquisition LLC‡ 8.025%, 10/30/26 1 mo. LIBOR + 3.00%	391,589
1,146,857	II-VI, Inc.‡ 7.847%, 07/02/29 1 mo. SOFR + 2.75%	1,144,351
		3,698,007

Information Technology (0.0%)
299,250	CDK Global, Inc.‡ 9.148%, 07/06/29 3 mo. SOFR + 4.25%	299,329

Materials (0.2%)
321,926	American Axle and Manufacturing, Inc.‡ 8.434%, 12/13/29 1 mo. SOFR + 3.50%	321,524
237,037	American Axle and Manufacturing, Inc.‡ 8.504%, 12/13/29 3 mo. SOFR + 3.50%	236,741
237,037	American Axle and Manufacturing, Inc.‡ 8.436%, 12/13/29 6 mo. SOFR + 3.50%	236,741

PRINCIPAL AMOUNT		VALUE
1,200,000	Ineos US Finance, LLC‡ 8.568%, 02/18/30 3 mo. SOFR + 3.50%	$1,198,998
1,481,980	Innophos, Inc.‡ 8.275%, 02/05/27 1 mo. LIBOR + 3.25%	1,469,939
610,000	LSF11 A5 Holdco, LLC‡ 9.332%, 10/15/28 1 mo. SOFR + 4.25%	602,119
594,000	LSF11 A5 HoldCo, LLC‡ 8.597%, 10/15/28 1 mo. SOFR + 3.50%	576,625
548,611	W.R. Grace & Co.-Conn.‡ 8.938%, 09/22/28 3 mo. LIBOR + 3.75%	549,914
		5,192,601

Special Purpose Acquisition Companies (0.2%)
1,075,000	AP Core Holdings II, LLC‡ 10.525%, 09/01/27 1 mo. LIBOR + 5.50%	1,049,915
590,538	Clydesdale Acquisition Holdings, Inc.‡ 9.257%, 04/13/29 1 mo. SOFR + 4.18%	577,989
297,000	Fertitta Entertainment, LLC‡ 8.982%, 01/27/29 1 mo. SOFR + 4.00%	289,576
1,268,625	Oscar AcquisitionCo, LLC‡ 9.498%, 04/29/29 3 mo. SOFR + 4.50%	1,228,632
1,194,000	Patagonia Holdco, LLC‡ 10.473%, 08/01/29 3 mo. SOFR + 5.75%	977,086
		4,123,198
	Total Bank Loans (Cost $60,191,039)	57,195,738

U.S. Government and Agency Securities (2.9%)
Other (2.9%)
	United States Treasury Note^
36,945,000	2.250%, 03/31/24	36,094,977
30,400,000	2.500%, 05/31/24	29,672,656
	TOTAL U.S. GOVERNMENT AND AGENCY SECURITIES (Cost $67,277,733)	65,767,633

NUMBER OF SHARES		VALUE
Convertible Preferred Stocks (6.7%)
Communication Services (1.7%)
31,975	T-Mobile Exchangeable Trust*# 5.250%, 06/01/23	37,359,271
5,625	United States Cellular Corp. 5.500%, 06/01/70	85,781
		37,445,052

Schedule of Investments April 30, 2023 (Unaudited)

24 CALAMOS Strategic Total Return Fund SEMIANNUAL REPORT	See accompanying Notes to Schedule of Investments

NUMBER OF SHARES		VALUE

Consumer Discretionary (0.6%)
127,510	Aptiv, PLC 5.500%, 06/15/23	$14,432,857

Energy (0.0%)
28	Gulfport Energy Corp.# 10.000%, 05/30/23 15.000% PIK rate	182,000

Financials (0.7%)
80,250	AMG Capital Trust II 5.150%, 10/15/37	4,039,544
1,450	Bank OZK 4.625%, 11/15/26	22,693
5,542	KeyCorp‡ 6.200%, 12/15/27 5 year CMT + 3.13%	123,032
191,800	KKR & Company, Inc. 6.000%, 09/15/23	12,250,266
11,100	Reinsurance Group of America, Inc.‡ 7.125%, 10/15/52 5 year CMT + 3.46%	291,375
		16,726,910

Health Care (0.5%)
85,355	Boston Scientific Corp. 5.500%, 06/01/23	10,731,684

Industrials (0.1%)
46,187	Chart Industries, Inc.# 6.750%, 12/15/25	2,589,705

Utilities (3.1%)
209,525	AES Corp.^ 6.875%, 02/15/24	18,859,345
586,575	American Electric Power Company, Inc. 6.125%, 08/15/23	29,821,473
84,885	CenterPoint Energy, Inc. (Warner Media, LLC, Charter Communications Time, Inc.)#§** 3.369%, 09/15/29	3,275,118
	NextEra Energy, Inc.
262,050	6.926%, 09/01/25	12,405,447
94,060	6.219%, 09/01/23	4,616,465
		68,977,848
	Total Convertible Preferred Stocks (Cost $149,031,420)	151,086,056

Common Stocks (92.8%)
Communication Services (7.9%)
661,840	Alphabet, Inc. - Class A^#	71,041,906
199,700	Alphabet, Inc. - Class C#	21,611,534
25,095	Altice USA, Inc. - Class A#	87,832
264,885	AT&T, Inc.	4,680,518

NUMBER OF SHARES			VALUE
411,425		Comcast Corp. - Class A	$17,020,652
8,434		Cumulus Media, Inc. - Class A^#	29,646
2		Frontier Communications Parent, Inc.#	45
146,450		Meta Platforms, Inc. - Class A^~#	35,194,864
32,360		Netflix, Inc.#µ	10,676,535
205,085	EUR	Orange, SA	2,669,369
149,335		Walt Disney Company#	15,306,837
			178,319,738

Consumer Discretionary (9.7%)
652,300		Amazon.com, Inc.^#	68,785,035
59,260		Carnival Corp.#	545,785
243,463		General Motors Company	8,044,018
52,240		Home Depot, Inc.	15,700,210
294,980		Las Vegas Sands Corp.#	18,834,473
41,620		Lowe’s Companies, Inc.	8,649,885
4,380	EUR	LVMH Moet Hennessy Louis Vuitton, SE	4,213,039
62,500		McDonald’s Corp.^	18,484,375
162,800		NIKE, Inc. - Class Bµ	20,630,016
107,325		Starbucks Corp.^	12,266,174
132,450		Tesla, Inc.#	21,762,859
71,950		TJX Companies, Inc.^	5,671,099
27,180		Ulta Beauty, Inc.#	14,987,867
			218,574,835

Consumer Staples (8.3%)
58,750		Altria Group, Inc.	2,791,212
459,960		Coca-Cola Company^	29,506,434
31,575		Costco Wholesale Corp.	15,889,171
47,280		Estee Lauder Companies, Inc. - Class A	11,664,922
250,885		Mondelez International, Inc. - Class Aµ	19,247,897
149,110		Monster Beverage Corp.#µ	8,350,160
112,795		PepsiCo, Inc.^	21,531,438
179,035		Philip Morris International, Inc.^	17,898,129
203,745		Procter & Gamble Company^~	31,861,643
95,790		Sysco Corp.	7,350,925
52,650		Walgreens Boots Alliance, Inc.	1,855,913
130,790		Walmart, Inc.	19,745,366
			187,693,210

Energy (5.7%)
475,000		BP, PLC	19,133,000
11,045		Chaparral Energy, Inc. - Class A&#	463,890
3,550		Chesapeake Energy Corp.	293,514
128,625		Chevron Corp.^	21,683,603
64,470		ConocoPhillips	6,633,318
82,935		Energy Transfer, LP	1,068,203
49,155		Enterprise Products Partners, LP	1,293,268
7,920		EP Energy Corp.&#	56,430
355,670		Exxon Mobil Corp.^	42,089,988
56,105		Hess Corp.	8,138,591

Schedule of Investments April 30, 2023 (Unaudited)

See accompanying Notes to Schedule of Investments	CALAMOS Strategic Total Return Fund SEMIANNUAL REPORT 25

NUMBER OF SHARES		VALUE
15,860	Magellan Midstream Partners, LP	$884,988
80,370	Marathon Petroleum Corp.	9,805,140
24,975	Pioneer Natural Resources Company	5,433,311
219,710	Schlumberger, NV	10,842,689
		127,819,933

Financials (8.8%)
35,430	Affiliated Managers Group, Inc.	5,115,383
59,230	American Express Company^	9,556,168
346,890	American International Group, Inc.^	18,399,046
29,983	Assurant, Inc.	3,691,807
663,370	Bank of America Corp.^~	19,423,474
71,870	Bank of New York Mellon Corp.^	3,060,943
10,715	BlackRock, Inc.^	7,191,908
76,155	Chubb, Ltd.	15,349,802
231,670	Citigroup, Inc.^	10,904,707
55,815	Discover Financial Services^	5,775,178
27,300	Goldman Sachs Group, Inc.	9,375,912
447,110	Huntington Bancshares, Inc.^	5,007,632
212,020	JPMorgan Chase & Company^	29,309,645
85,415	Marsh & McLennan Companies, Inc.µ	15,390,929
247,340	Morgan Stanley^	22,253,180
157,631	Starwood Property Trust, Inc.^	2,820,018
411,130	Wells Fargo & Company^	16,342,417
		198,968,149

Health Care (13.1%)
82,820	Abbott Laboratories~	9,149,125
118,475	AbbVie, Inc.	17,903,942
124,060	Alcon, Inc.	8,991,869
225,090	Bristol-Myers Squibb Company	15,029,259
26,830	CVS Health Corp.	1,966,907
34,265	Danaher Corp.^	8,117,721
23,435	Elevance Health, Inc.	10,982,813
91,270	Eli Lilly & Company^	36,130,142
34,856	GE Healthcare, Inc.#	2,835,187
150,220	Gilead Sciences, Inc.	12,349,586
10,885	Humana, Inc.	5,774,384
251,335	Johnson & Johnson^	41,143,539
17,140	Mallinckrodt, PLC#	100,098
122,460	Medtronic, PLCµ	11,137,737
219,485	Merck & Company, Inc.µ	25,343,933
314,685	Pfizer, Inc.	12,238,100
20,295	Stryker Corp.	6,081,397
30,260	Thermo Fisher Scientific, Inc.~	16,791,274
90,407	UnitedHealth Group, Inc.^~	44,488,381
67,065	Zimmer Biomet Holdings, Inc.	9,284,478
		295,839,872

NUMBER OF SHARES		VALUE
Industrials (5.9%)
777,890	CSX Corp.^	$23,834,550
104,568	General Electric Company	10,349,095
104,790	Honeywell International, Inc.^	20,941,234
79,505	JB Hunt Transport Services, Inc.	13,936,431
28,435	Northrop Grumman Corp.	13,116,212
59,495	Parker-Hannifin Corp.	19,328,736
272,540	Raytheon Technologies Corp.	27,226,746
152,510	Southwest Airlines Company	4,619,528
		133,352,532

Information Technology (28.2%)
56,335	Accenture, PLC - Class A	15,790,137
21,770	Adobe, Inc.#	8,219,481
44,250	Advanced Micro Devices, Inc.^#	3,954,623
1,106,065	Apple, Inc.^~	187,677,109
79,440	Applied Materials, Inc.	8,979,103
54,444	Broadcom, Inc.	34,109,166
247,515	Cisco Systems, Inc.^	11,695,084
58,910	Fidelity National Information Services, Inc.^	3,459,195
10,330	Intuit, Inc.	4,586,004
16,960	Lam Research Corp.	8,888,397
72,315	Mastercard, Inc. - Class A	27,481,870
95,780	Micron Technology, Inc.	6,164,401
574,150	Microsoft Corp.^µ	176,413,329
1,520,000	Nokia Oyj (ADR)^	6,368,800
204,580	NVIDIA Corp.^	56,768,904
81,370	Oracle Corp.	7,707,366
115,050	PayPal Holdings, Inc.^#	8,743,800
66,010	QUALCOMM, Inc.	7,709,968
59,985	Salesforce, Inc.#	11,899,224
178,525	Visa, Inc. - Class A	41,548,123
		638,164,084

Materials (3.1%)
255,945	Freeport-McMoRan, Inc.	9,702,875
72,750	Linde, PLC	26,877,487
41,000	Nucor Corp.	6,075,380
88,445	PPG Industries, Inc.	12,405,296
21,845	ServiceNow, Inc.#	10,036,030
23,420	Vulcan Materials Company	4,101,310
		69,198,378

Real Estate (0.8%)
70,930	American Tower Corp.	14,497,383
119,195	Invitation Homes, Inc.	3,977,537
		18,474,920

Special Purpose Acquisition Company (0.0%)
14,021	Intelsat Emergence, SA&#	357,536

Schedule of Investments April 30, 2023 (Unaudited)

26 CALAMOS Strategic Total Return Fund SEMIANNUAL REPORT	See accompanying Notes to Schedule of Investments

NUMBER OF SHARES		VALUE

Utilities (1.3%)
255,754	DTE Energy Company	$28,749,307
	Total Common Stocks (Cost $1,476,225,639)	2,095,512,494

Warrants (0.0%) #
Energy (0.0%)
57,470	Mcdermott International, Ltd.& 06/30/27, Strike $15.98	$6
51,723	Mcdermott International, Ltd. 06/30/27, Strike $12.33	5
16,676	Tidewater, Inc. 11/14/42, Strike $0.01	1
	Total Warrants (Cost $369,524)	12

Exchange-Traded Fund (0.0%)
Other (0.0%)
5,525	iShares Preferred & Income Securities ETF (Cost $209,453)	173,319

Preferred Stocks (0.3%)
Communication Services (0.0%)
8,482	AT&T, Inc.^ 4.750%, 02/18/25	177,104
3,485	AT&T, Inc. 5.350%, 11/01/66	82,664
14,625	Qwest Corp. 6.500%, 09/01/56	194,805
5,000	Telephone and Data Systems, Inc. 6.000%, 09/30/26	67,150
5,887	United States Cellular Corp. 5.500%, 03/01/70	89,071
		610,794

Consumer Discretionary (0.1%)
2,835	Ford Motor Company 6.200%, 06/01/59	71,159
2,764	Ford Motor Company 6.500%, 08/15/62	66,585
8,177	Guitar Center, Inc.&	1,046,656
605	Qurate Retail, Inc. 8.000%, 03/15/31	18,543
		1,202,943

Energy (0.1%)
12,420	Energy Transfer, LP‡ 7.625%, 08/15/23 3 mo. LIBOR + 4.74%	291,746
52,665	NuStar Energy, LP‡ 10.945%, 05/30/23 3 mo. LIBOR + 5.64%	1,214,982

NUMBER OF SHARES		VALUE
20,834	NuStar Energy, LP‡ 12.068%, 05/30/23 3 mo. LIBOR + 6.77%	$516,058
55,760	NuStar Logistics, LP‡ 11.994%, 01/15/43 3 mo. LIBOR + 6.73%	1,424,110
		3,446,896

Financials (0.1%)
3,400	Affiliated Managers Group, Inc. 4.750%, 09/30/60	67,796
5,970	Annaly Capital Management, Inc.‡ 10.156%, 05/30/23 3 mo. LIBOR + 4.99%	148,892
1,350	Capital One Financial Corp. 4.800%, 06/01/25	26,271
10,725	CNO Financial Group, Inc. 5.125%, 11/25/60	169,348
1,732	Cullen/Frost Bankers, Inc. 4.450%, 12/15/25	33,757
1,201	First Citizens BancShares, Inc.^ 5.625%, 01/04/27	25,677
4,400	Morgan Stanley 6.500%, 10/15/27	115,016
6,915	Prospect Capital Corp. 5.350%, 07/01/26	110,225
6,177	Selective Insurance Group, Inc. 4.600%, 12/15/25	107,171
3,000	Spirit Realty Capital, Inc. 6.000%, 05/30/23	72,000
		876,153

Industrials (0.0%)
4,980	WESCO International, Inc.‡ 10.625%, 06/22/25 5 year CMT + 10.33%	135,456

Real Estate (0.0%)
8,773	Brookfield Property Partners, LP 5.750%, 03/31/25	109,662
5,000	Brookfield Property Partners, LP 6.375%, 09/30/24	69,400
3,625	Global Net Lease, Inc. 6.875%, 11/26/24	79,750
1,951	Necessity Retail REIT, Inc. 7.500%,	39,410
		298,222

Utilities (0.0%)
6,000	Brookfield Renewable Partners, LP 5.250%, 03/31/25	114,000
5,100	DTE Energy Company 5.250%, 12/01/77	121,737
		235,737

Schedule of Investments April 30, 2023 (Unaudited)

See accompanying Notes to Schedule of Investments	CALAMOS Strategic Total Return Fund SEMIANNUAL REPORT 27

VALUE
Total Preferred Stocks (Cost $7,377,804)	$6,806,200

PRINCIPAL AMOUNT		VALUE
Asset Backed SECURITY (0.1%)
Other (0.1%)
955,000	SVC ABS, LLC Series 2023-1A, Class C* 6.700%, 02/20/53 (Cost $870,623)	886,000

NUMBER OF CONTRACTS/ NOTIONAL AMOUNT		VALUE
Purchased Options (0.1%) #
Financials (0.0%)
1,100 5,746,400	Charles Schwab Corp. Call, 05/19/23, Strike $60.00	10,450

Information Technology (0.0%)
780 23,966,280	Microsoft Corp. Put, 05/05/23, Strike $270.00	2,730

Other (0.1%)
7,000 27,391,000	iShares MSCI Emerging Markets Call, 06/16/23, Strike $40.00	329,000
6,900 26,999,700	iShares MSCI Emerging Markets ETF Call, 06/16/23, Strike $42.00	41,400
240 100,081,440	S&P 500 Index Put, 07/21/23, Strike $4,000.00	1,526,400
		1,896,800
	Total Purchased Options (Cost $5,349,876)	1,909,980
	TOTAL INVESTMENTS (141.6%) (Cost $2,660,098,919)	3,196,976,274

MANDATORY REDEEMABLE PREFERRED SHARES, AT LIQUIDATION VALUE (-14.3%)		(323,500,000)
LIABILITIES, LESS OTHER ASSETS (-27.3%)		(614,985,092)
NET ASSETS (100.0%)		$2,258,491,182

WRITTEN OPTION (0.0%) #
Information Technology (0.0%)
390 11,983,140	Microsoft Corp. Call, 05/05/23, Strike $297.50 (Premium $38,130)	(428,025)

NOTES TO SCHEDULE OF INVESTMENTS

*Securities issued and sold pursuant to a Rule 144A transaction are exempted from the registration requirement of the Securities Act of 1933, as amended. These securities may only be sold to qualified institutional buyers (“QIBs”), such as the Fund. Any resale of these securities must generally be effected through a sale that is registered under the Act or otherwise exempted from such registration requirements.

^Security, or portion of security, is on loan.

@In default status and considered non-income producing.

&Illiquid security.

‡Variable rate security. The rate shown is the rate in effect at April 30, 2023.

‡‡Perpetual maturity.

~Security, or portion of security, is segregated as collateral (or potential collateral for future transactions) for written options. The aggregate value of such securities is $12,767,512.

¡Bank loans generally are subject to mandatory and/or optional prepayment. As a result, the actual remaining maturity of bank loans may be substantially less than the stated maturities shown.

#Non-income producing security.

§Securities exchangeable or convertible into securities of one or more entities that are different than the issuer. Each entity is identified in the parenthetical.

**Step coupon security. Coupon changes periodically based upon a predetermined schedule. The rate shown is the rate in effect at April 30, 2023.

µSecurity, or portion of security, is held in a segregated account as collateral for note payable aggregating a total value of $126,802,967.

FOREIGN CURRENCY ABBREVIATION

EUREuropean Monetary Unit

Note: Value for securities denominated in foreign currencies is shown in U.S. dollars. The principal amount for such securities is shown in the respective foreign currency. The date on options represents the expiration date of the option contract. The option contract may be exercised at any date on or before the date shown.

28 CALAMOS Strategic Total Return Fund SEMIANNUAL REPORT	See accompanying Notes to Financial Statements

Statement of Assets and Liabilities April 30, 2023 (Unaudited)

ASSETS
Investments in securities, at value (cost $2,660,098,919)*	$3,196,976,274
Cash with custodian	175,336,928
Receivables:
Accrued interest and dividends	10,140,128
Investments sold	8,963,602
Fund shares sold	2,059
Prepaid expenses	1,134,851
Other assets	207,956
Total assets	3,392,761,798

LIABILITIES
Options written, at value (premium $38,130)	428,025
Mandatory Redeemable Preferred Shares ($25 liquidation value per share applicable to 12,940,000 shares authorized, issued, and outstanding) (net of deferred offering costs of $1,578,545) (Note 7)	321,921,455
Payables:
Notes payable (Note 6)	800,500,000
Distributions payable to Mandatory Redeemable Preferred Shareholders	985,103
Investments purchased	6,017,911
Affiliates:
Investment advisory fees	2,763,333
Deferred compensation to trustees	207,956
Trustees’ fees and officer compensation	19,234
Other accounts payable and accrued liabilities	1,427,599
Total liabilities	1,134,270,616
NET ASSETS	$2,258,491,182

COMPOSITION OF NET ASSETS
Common stock, no par value, unlimited shares authorized 160,094,403 shares issued and outstanding	$1,886,943,637
Accumulated distributable earnings (loss)	371,547,545
NET ASSETS	$2,258,491,182
Net asset value per common shares based upon 160,094,403 shares issued and outstanding	$14.11
*Includes securities on loan	$726,551,741

Statement of Operations Six Months Ended April 30, 2023 (Unaudited)

See accompanying Notes to Financial Statements	CALAMOS Strategic Total Return Fund SEMIANNUAL REPORT 29

INVESTMENT INCOME
Interest	$21,241,378
(Amortization)/accretion of investment securities	(4,327,388)
Net interest	16,913,990
Dividends	22,237,524
Dividend taxes withheld	(586)
Total investment income	39,150,928

EXPENSES
Investment advisory fees	16,428,952
Interest expense on Notes Payable (Note 6)	18,110,040
Interest expense and amortization of offering costs on Mandatory Redeemable Preferred Shares (Notes 1 and 7)	6,134,452
Printing and mailing fees	124,759
Legal fees	110,421
Fund administration fees	98,299
Accounting fees	85,214
Trustees’ fees and officer compensation	78,147
Audit fees	71,655
Registration fees	20,372
Transfer agent fees	18,940
Custodian fees	18,473
Other	158,758
Total expenses	41,458,482
NET INVESTMENT INCOME (LOSS)	(2,307,554)

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments, excluding purchased options	38,756,556
Purchased options	(6,210,880)
Foreign currency transactions	7,765
Written options	(329,604)
Change in net unrealized appreciation/(depreciation) on:
Investments, excluding purchased options	152,136,639
Purchased options	1,459,783
Foreign currency translations	20,828
Written options	(389,895)
NET GAIN (LOSS)	185,451,192
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$183,143,638

Statements of Changes in Net Assets

30 CALAMOS Strategic Total Return Fund SEMIANNUAL REPORT	See accompanying Notes to Financial Statements

	(Unaudited) Six Months Ended April 30, 2023	Year Ended October 31, 2022

OPERATIONS
Net investment income (loss)	$(2,307,554)	$7,926,485
Net realized gain (loss)	32,223,837	159,464,046
Change in unrealized appreciation/(depreciation)	153,227,355	(770,361,601)
Net increase (decrease) in net assets applicable to common shareholders resulting from operations	183,143,638	(602,971,070)

DISTRIBUTIONS TO COMMON SHAREHOLDERS
Total distributions	(98,076,123)	(194,318,141)
Net decrease in net assets from distributions to common shareholders	(98,076,123)	(194,318,141)

CAPITAL STOCK TRANSACTIONS
Proceeds from shares sold	9,878,699	18,449,081
Reinvestment of distributions resulting in the issuance of stock	6,887,369	7,034,486
Net increase (decrease) in net assets from capital stock transactions	16,766,068	25,483,567
TOTAL INCREASE (DECREASE) IN NET ASSETS	101,833,583	(771,805,644)

NET ASSETS
Beginning of period	$2,156,657,599	$2,928,463,243
End of period	$2,258,491,182	$2,156,657,599

Statement of Cash Flows

See accompanying Notes to Financial Statements	CALAMOS Strategic Total Return Fund SEMIANNUAL REPORT 31

(Unaudited) Six Months Ended April 30, 2023

CASH FLOWS FROM OPERATING ACTIVITIES:
Net increase/(decrease) in net assets from operations	$183,143,638
Adjustments to reconcile net increase/(decrease) in net assets from operations to net cash provided by (used in) operating activities:
Purchase of investment securities, including purchased options	(313,591,542)
Proceeds paid on closing written options	(422,936)
Proceeds from disposition of investment securities, including purchased options	416,041,888
Premiums received from written options	131,462
Amortization and accretion of fixed-income securities	4,327,388
Amortization of offering costs on Mandatory Redeemable Preferred Shares	266,453
Net realized gains/losses from investments, excluding purchased options	(38,756,556)
Net realized gains/losses from purchased options	6,210,880
Net realized gains/losses from written options	329,604
Change in unrealized appreciation or depreciation on investments, excluding purchased options	(152,136,639)
Change in unrealized appreciation or depreciation on purchased options	(1,459,783)
Change in unrealized appreciation or depreciation on written options	389,895
Net change in assets and liabilities:
(Increase)/decrease in assets:
Accrued interest and dividends receivable	28,719
Prepaid expenses	(97,520)
Other assets	(8,967)
Increase/(decrease) in liabilities:
Payables to affiliates	110,064
Other accounts payable and accrued liabilities	(489,533)
Net cash provided by/(used in) operating activities	$104,016,515

CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from shares sold	9,878,699
Distributions to shareholders	(91,188,754)
Redemption of Distributions to Mandatory Redeemable Preferred Shareholders	(48,702)
Offering costs on Mandatory Redeemable Preferred Shares	(24,579)
Net cash provided by/(used in) financing activities	$(81,383,336)
Net increase/(decrease) in cash	$22,633,179
Cash and restricted cash at beginning of period	$152,703,749
Cash at end of period	$175,336,928

Supplemental disclosure
Cash paid for interest expense on Notes Payable	$18,613,471
Cash paid for interest expense on Mandatory Redeemable Preferred Shares	$6,183,154
Non-cash financing activities not included herein consists of reinvestment of dividends and distributions	$6,887,369

The following table provides a reconciliation of cash and restricted cash reported within the Statement of Assets and Liabilities that sum to the total of the same such amounts shown in the Statements of Cash Flows.

Cash with custodian	175,336,928
Total cash and restricted cash at period end	$175,336,928

32   CALAMOS Strategic Total Return Fund SEMIANNUAL REPORT

Notes to Financial Statements (Unaudited)

Note 1 – Organization and Significant Accounting Policies

Organization. Calamos Strategic Total Return Fund (the “Fund”, or “Trust”) was organized as a Delaware statutory trust on December 31, 2003 and is registered under the Investment Company Act of 1940 (the “1940 Act”) as a diversified, closed-end management investment company. The Fund commenced operations on March 26, 2004.

The Fund’s investment strategy is to provide total return through a combination of capital appreciation and current income. Under normal circumstances, the Fund will invest primarily in common and preferred stocks, convertible securities and income-producing securities such as investment grade and below investment grade (high yield/high risk) debt securities. The Fund, under normal circumstances, will invest at least 50% of its managed assets in equity securities (including securities that are convertible into equity securities). The Fund may invest up to 35% of its managed assets in securities of foreign issuers, including debt and equity securities of corporate issuers and debt securities of government issuers in developed and emerging markets. The Fund may invest up to 15% of its managed assets in securities of foreign issuers in emerging markets. “Managed assets” means the Fund’s total assets (including any assets attributable to any leverage that may be outstanding) minus total liabilities (other than debt representing financial leverage).

Significant Accounting Policies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP), and the Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Under U.S. GAAP, management is required to make certain estimates and assumptions at the date of the financial statements and actual results may differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued, have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Fund Valuation. The Trust’s Board of Trustees, including a majority of the Trustees who are not “interested persons” of the Trust, have designated Calamos Advisors LLC (“Calamos Advisors”, or the “Advisor”) to perform fair valuation determinations related to all Fund investments under the oversight of the Board. As “valuation designee” the Calamos Advisors has adopted procedures to guide the determination of the NAV on any day on which the Fund’s NAVs are determined. The valuation of the Fund’s investments is in accordance with these procedures.

Fund securities that are traded on U.S. securities exchanges, except option securities, are valued at the official closing price, which is the last current reported sales price on its principal exchange at the time the Fund determines its net asset value (“NAV”). Securities traded in the over-the-counter market and quoted on The NASDAQ Stock Market are valued at the NASDAQ Official Closing Price, as determined by NASDAQ, or lacking a NASDAQ Official Closing Price, the last current reported sale price on NASDAQ at the time the Fund determines its NAV. When a last sale or closing price is not available, equity securities, other than option securities, that are traded on a U.S. securities exchange and other equity securities traded in the over-the-counter market are valued at the mean between the most recent bid and asked quotations on its principal exchange in accordance with guidelines adopted by the Board of Trustees. Each option security traded on a U.S. securities exchange is valued at the mid-point of the consolidated bid/ask quote for the option security, also in accordance with guidelines adopted by the Board of Trustees. Each over-the-counter option that is not traded through the Options Clearing Corporation is valued either by an independent pricing agent approved by the Board of Trustees or based on a quotation provided by the counterparty to such option under the ultimate supervision of the Board of Trustees.

Fixed income securities, bank loans, certain convertible preferred securities, and non-exchange traded derivatives are normally valued by independent pricing services or by dealers or brokers who make markets in such securities. Valuations of such fixed income securities, bank loans, certain convertible preferred securities, and non-exchange traded derivatives consider yield or price of equivalent securities of comparable quality, coupon rate, maturity, type of issue, trading characteristics and other market data and do not rely exclusively upon exchange or over-the-counter prices.

Trading on European and Far Eastern exchanges and over-the-counter markets is typically completed at various times before the close of business on each day on which the New York Stock Exchange (“NYSE”) is open. Each security trading on these exchanges or in over-the-counter markets may be valued utilizing a systematic fair valuation model provided by an independent pricing service approved by the Board of Trustees. The valuation of each security that meets certain criteria in relation to the valuation model is systematically adjusted to reflect the impact of movement in the U.S. market after the foreign markets close. Securities that do not meet the criteria, or that are principally traded in other foreign markets, are valued as of the last reported sale price at the time the Fund determines its NAV, or when reliable market prices or quotations are not readily available, at the mean between the most recent bid and asked quotations as of the close of the appropriate exchange or other designated time. Trading of foreign securities may not take place on every NYSE business day. In addition, trading may take place in various foreign markets on Saturdays or on other days when the NYSE is not open and on which the Fund’s NAV is not calculated.

CALAMOS Strategic Total Return Fund SEMIANNUAL REPORT   33

Notes to Financial Statements (Unaudited)

If the Advisor’s pricing committee determines that the valuation of a security in accordance with the methods described above is not reflective of a fair value for such security, the security is valued at a fair value by the pricing committee.

The Fund also may use fair value pricing, pursuant to guidelines adopted by Calamos Advisors, if trading in the security is halted or if the value of a security it holds is materially affected by events occurring before the Fund’s pricing time but after the close of the primary market or exchange on which the security is listed. Those procedures may utilize valuations furnished by pricing services approved by Calamos Advisors, which may be based on market transactions for comparable securities and various relationships between securities that are generally recognized by institutional traders, a computerized matrix system, or appraisals derived from information concerning the securities or similar securities received from recognized dealers in those securities.

When fair value pricing of securities is employed, the prices of securities used by the Fund to calculate its NAV may differ from market quotations or official closing prices. There can be no assurance that the Fund could purchase or sell a portfolio security at the price used to calculate the Fund’s net asset value (“NAV”).

Investment Transactions. Investment transactions are recorded on a trade date basis as of April 30, 2023. Net realized gains and losses from investment transactions are reported on an identified cost basis. Interest income is recognized using the accrual method and includes accretion of original issue and market discount and amortization of premium. Dividend income is recognized on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as the information becomes available after the ex-dividend date.

Foreign Currency Translation. Values of investments and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using a rate quoted by a major bank or dealer in the particular currency market, as reported by a recognized quotation dissemination service.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign currency gains or losses arise from disposition of foreign currency, the difference in the foreign exchange rates between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the ex-date or accrual date and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes (due to the changes in the exchange rate) in the value of foreign currency and other assets and liabilities denominated in foreign currencies held at period end.

Allocation of Expenses Among Funds. Expenses directly attributable to the Fund are charged to the Fund; certain other common expenses of Calamos Advisors Trust, Calamos Investment Trust, Calamos Convertible Opportunities and Income Fund, Calamos Convertible and High Income Fund, Calamos Strategic Total Return Fund, Calamos Global Total Return Fund, Calamos Global Dynamic Income Fund, Calamos Dynamic Convertible and Income Fund, and Calamos Long/Short Equity & Dynamic Income Trust are allocated proportionately among each Fund to which the expenses relate in relation to the net assets of each Fund or on another reasonable basis.

Income Taxes. No provision has been made for U.S. income taxes because the Fund’s policy is to continue to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended, and distribute to shareholders substantially all of the Fund’s taxable income and net realized gains.

Dividends and distributions paid to common shareholders are recorded on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles. To the extent these “book and tax” differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment. These differences are primarily due to differing treatments for foreign currency transactions, contingent payment debt instruments and methods of amortizing and accreting for fixed income securities. The financial statements are not adjusted for temporary differences.

Distributions to holders of mandatory redeemable preferred shares (“MRPS”) as described in Note 7 are accrued on a daily basis and are treated as an operating expense due to the fixed term of the obligation. The distributions are shown on the Statement of Operations as Interest expense and amortization of offering costs on MRPS. For tax purposes, the distributions made to the holders of the MRPS are treated as dividends.

34   CALAMOS Strategic Total Return Fund SEMIANNUAL REPORT

Notes to Financial Statements (Unaudited)

The Fund recognized no liability for uncertain tax positions. A reconciliation is not provided as the beginning and ending amounts of unrecognized benefits are zero, with no interim additions, reductions or settlements. Tax years 2020 - 2022 remain subject to examination by the U.S. and the State of Illinois tax jurisdictions.

Indemnifications. Under the Fund’s organizational documents, the Fund is obligated to indemnify its officers and trustees against certain liabilities incurred by them by reason of having been an officer or trustee of the Fund. In addition, in the normal course of business, the Fund may enter into contracts that provide general indemnifications to other parties. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. Currently, the Fund’s management expects the risk of material loss in connection to a potential claim to be remote.

Note 2 – Investment Advisor and Transactions With Affiliates Or Certain Other Parties

Pursuant to an investment advisory agreement with Calamos Advisors, the Fund pays an annual fee, payable monthly, equal to 1.00% based on the average weekly managed assets.

The Fund reimburses Calamos Advisors for a portion of compensation paid to the Fund’s Chief Compliance Officer. This compensation is reported as part of the “Trustees’ fees and officer compensation” expense on the Statement of Operations.

The Fund has adopted a deferred compensation plan (the “Plan”). Under the Plan, a trustee who is not an “interested person” (as defined in the 1940 Act) and has elected to participate in the Plan (a “participating trustee”) may defer receipt of all or a portion of their compensation from the Fund. The deferred compensation payable to the participating trustee is credited to the trustee’s deferral account as of the business day such compensation would have been paid to the participating trustee. The value of amounts deferred for a participating trustee is determined by reference to the change in value of Class I shares of one or more funds of Calamos Investment Trust designated by the participant. The value of the account increases with contributions to the account or with increases in the value of the measuring shares, and the value of the account decreases with withdrawals from the account or with declines in the value of the measuring shares. The Fund’s obligation, if any, to make payments under the Plan is a general obligation of the Fund and is included in “Payable for deferred compensation to trustees” on the Statement of Assets and Liabilities at April 30, 2023. Deferred compensation of $207,956 is included in “Other assets” on the Statement of Assets and Liabilities at April 30, 2023.

Note 3 – Investments

In December 2020, the SEC adopted Rule 2a-5 under the 1940 Act, establishing requirements to determine fair value in good faith for purposes of the 1940 Act. The rule permits fund boards to designate a fund’s investment advisor to perform fair value determinations, subject to board oversight and certain other conditions. The rule also defines when market quotations are “readily available” for purposes of the 1940 Act and requires a fund to fair value a portfolio investment when a market quotation is not readily available. The SEC also adopted new Rule 31a-4 under the 1940 Act, which sets forth recordkeeping requirements associated with fair value determinations. The compliance date for Rule 2a-5 and Rule 31a-4 was September 8, 2022. Effective June 29, 2022 and pursuant to the requirements of Rule 2a-5, the Trust’s Board of Trustees designated the Advisor as its valuation designee to perform fair value determinations and approved new Advisor Valuation Procedures for the Trust.

The cost of purchases and proceeds from sales of long-term investments for the period ended April 30, 2023 were as follows:

	U.S. Government Securities	Other
Cost of purchases	$—	$319,655,223
Proceeds from sales	—	426,371,835

The cost basis of investments for federal income tax purposes at April 30, 2023 was as follows*:

Cost basis of investments	$2,660,060,789
Gross unrealized appreciation	792,397,660
Gross unrealized depreciation	(255,910,200)
Net unrealized appreciation (depreciation)	$536,487,460

*Because tax adjustments are calculated annually, the above table does not reflect tax adjustments. For the previous fiscal year’s federal income tax information, please refer to the Notes to Financial Statements section in the Fund’s most recent annual report.

CALAMOS Strategic Total Return Fund SEMIANNUAL REPORT   35

Notes to Financial Statements (Unaudited)

Note 4 – Income Taxes

The Fund intends to make monthly distributions from its income available for distribution, which consists of the Fund’s dividends and interest income after payment of Fund expenses, and net realized gains on stock investments. At least annually, the Fund intends to distribute all or substantially all of its net realized capital gains, if any. Distributions are recorded on the ex-dividend date. The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in-capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income. Distributions in any year may include a return of capital component.

The tax character of distributions for the period ended April 30, 2023 will be determined at the end of the Fund’s current fiscal year.

Distributions for the year ended October 31, 2022 were characterized for federal income tax purposes as follows:

YEAR ENDED OCTOBER 31, 2022
Distributions paid from:
Ordinary income	$35,001,817
Long-term capital gains	171,625,596
Return of capital	—

As of October 31, 2022, the components of accumulated earnings/(loss) on a tax basis were as follows:

Undistributed ordinary income	$—
Undistributed capital gains	5,897,381
Total undistributed earnings	5,897,381
Accumulated capital and other losses	(6,566,750)
Net unrealized gains/(losses)	288,484,706
Total accumulated earnings/(losses)	287,815,337
Other	(1,335,307)
Paid-in-capital	1,870,177,569
Net assets applicable to common shareholders	$2,156,657,599

Note 5 – Derivative Instruments

Foreign Currency Risk. The Fund may engage in portfolio hedging with respect to changes in currency exchange rates by entering into forward foreign currency contracts to purchase or sell currencies. A forward foreign currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. Risks associated with such contracts include, among other things, movement in the value of the foreign currency relative to the U.S. dollar and the ability of the counterparty to perform.

To mitigate the counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs over-the-counter derivatives and foreign exchange contracts and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting), including the bankruptcy or insolvency of the counterparty. Generally, collateral is exchanged between the Fund and the counterparty and the amount of collateral due from the Fund or to a counterparty has to exceed a minimum transfer amount threshold before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. When a Fund is required to post collateral under the terms of a derivatives transaction and master netting agreement, the Fund’s custodian holds the collateral in a segregated account, subject to the terms of a tri-party agreement among the Fund, the custodian and the counterparty.  The master netting agreement and tri-party agreement provide, in relevant part, that the counterparty may have rights to the amounts in the segregated account in the event that the Fund defaults in

36   CALAMOS Strategic Total Return Fund SEMIANNUAL REPORT

Notes to Financial Statements (Unaudited)

its obligation with respect to the derivative instrument that is subject to the collateral requirement.  When a counterparty is required to post collateral under the terms of a derivatives transaction and master netting agreement, the counterparty delivers such amount to the Fund’s custodian.  The master netting agreement provides, in relevant part, that the Fund may have rights to such collateral in the event that the counterparty defaults in its obligation with respect to the derivative instrument that is subject to the collateral requirement. Generally before a default, neither the Fund nor the counterparty may resell, rehypothecate, or repledge any collateral that it receives.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities. The net unrealized gain, if any, represents the credit risk to the Fund on a forward foreign currency contract. The contracts are valued daily at forward foreign exchange rates. The Fund realizes a gain or loss when a position is closed or upon settlement of the contracts. There were no open forward foreign currency contracts at April 30, 2023.

Equity Risk. The Fund may engage in option transactions and in doing so achieves similar objectives to what it would achieve through the sale or purchase of individual securities. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller of the option the obligation to sell, the underlying security, index or other instrument at the exercise price. A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the seller the obligation to buy, the underlying security, index, or other instrument at the exercise price.

To seek to offset some of the risk of a potential decline in value of certain long positions, the Fund may also purchase put options on individual securities, broad-based securities indexes or certain exchange-traded funds (“ETFs”). The Fund may also seek to generate income from option premiums by writing (selling) options on a portion of the equity securities (including securities that are convertible into equity securities) in the Fund’s portfolio, on broad-based securities indexes, or certain ETFs.

When a Fund purchases an option, it pays a premium and an amount equal to that premium is recorded as an asset. When a Fund writes an option, it receives a premium and an amount equal to that premium is recorded as a liability. The asset or liability is adjusted daily to reflect the current market value of the option. If an option expires unexercised, the Fund realizes a gain or loss to the extent of the premium received or paid. If an option is exercised, the premium received or paid is recorded as an adjustment to the proceeds from the sale or the cost basis of the purchase. The difference between the premium and the amount received or paid on a closing purchase or sale transaction is also treated as a realized gain or loss. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid. Gain or loss on written options and purchased options is presented separately on the Statement of Operations as net realized gain or loss on written options and net realized gain or loss on purchased options, respectively.

Options written by the Fund do not typically give rise to counterparty credit risk since options written obligate the Fund and not the counterparty to perform. Exchange traded purchased options have minimal counterparty credit risk to the Fund since the exchange’s clearinghouse, as counterparty to such instruments, guarantees against a possible default.

As of April 30, 2023, the Fund had outstanding purchased options and/or written options as listed on the Schedule of Investments.

Interest Rate Risk. The Fund may engage in interest rate swaps primarily to hedge the interest rate risk on the Fund’s borrowings (see Note 6 – Notes Payable). An interest rate swap is a contract that involves the exchange of one type of interest rate for another type of interest rate. If interest rates rise, resulting in a diminution in the value of the Fund’s portfolio, the Fund would receive payments under the swap that would offset, in whole or in part, such diminution in value; if interest rates fall, the Fund would likely lose money on the swap transaction. Unrealized gains are reported as an asset, and unrealized losses are reported as a liability on the Statement of Assets and Liabilities. The change in value of swaps, including accruals of periodic amounts of interest to be paid or received on swaps, is reported as change in net unrealized appreciation/depreciation on interest rate swaps in the Statement of Operations. A realized gain or loss is recorded in net realized gain (loss) on interest rate swaps in the Statement of Operations upon payment or receipt of a periodic payment or termination of the swap agreements. Swap agreements are stated at fair value. Notional principal amounts are used to express the extent of involvement in these transactions, but the amounts potentially subject to credit risk are much smaller. In connection with these contracts, securities may be identified as collateral in accordance with the terms of the respective swap contracts in the event of default or bankruptcy of the Fund. Please see the disclosure regarding ISDA Master Agreements under Foreign Currency Risk within this note.

CALAMOS Strategic Total Return Fund SEMIANNUAL REPORT   37

Notes to Financial Statements (Unaudited)

Premiums paid to or by a Fund are accrued daily and included in realized gain (loss) when paid on swaps in the accompanying Statement of Operations. The contracts are marked-to-market daily based upon third party vendor valuations and changes in value are recorded as unrealized appreciation (depreciation). Gains or losses are realized upon early termination of the contract. Risks may exceed amounts recognized in the Statement of Assets and Liabilities. These risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts’ terms, counterparty’s creditworthiness, and the possible lack of liquidity with respect to the contracts.

As of April 30, 2023, the Fund had no outstanding interest rate swap agreements.

As of April 30, 2023, the Fund had outstanding derivative contracts which are reflected on the Statement of Assets and Liabilities as follows:

	ASSET DERIVATIVES	LIABILITY DERIVATIVES
Gross amounts at fair value:
Purchased options(1)	$ 1,909,980	—
Written options(2)	—	428,025
	$ 1,909,980	428,025

(1)Generally, the Statement of Assets and Liabilities location for “Purchased options” is “Investments in securities, at value”.

(2)Generally, the Statement of Assets and Liabilities location for “Written options” is “Options written, at value”.

For the period ended April 30, 2023, the volume of derivative activity for the Fund is reflected below:*

Volume
Purchased options	46,968
Written options	1,560

*Activity during the period is measured by opened number of contracts for options purchased or written.

Note 6 – Notes Payable

The Fund has entered into an Amended and Restated Liquidity Agreement (the “SSB Agreement”) with State Street Bank and Trust Company (“SSB”) that allows the Fund to borrow up to a limit of $1,130.0 million, as well as engage in securities lending and securities repurchase transactions. Securities are loaned through Securities Loan Agreements. In Securities Loan Agreements, the “collateral” are the loaned securities themselves. Addtionally, the set-off and netting provisions of a Securities Loan Agreement may not extend to the obligations of the counterparty’s affiliates or across varying types of transactions. Borrowings under the SSB Agreement are secured by assets of the Fund that are held with the Fund’s custodian in a separate account (the “pledged collateral”). Interest on the SSB Agreement is charged on the drawn amount at the rate of OBFR plus .80%. A commitment fee of .10% is payable on any undrawn balance. For the period ended April 30, 2023, the average borrowings under the Agreement were $800.5 million. For the period ended April 30, 2023, the average interest rate was 4.92%. As of April 30, 2023, the amount of total outstanding borrowings was $800.5 million, which approximates fair value. The interest rate applicable to the borrowings on April 30, 2023 was 5.30%.

Under the terms of the SSB Agreement, all securities lent through SSB must be secured continuously by collateral received in cash. Cash collateral held by SSB on behalf of a Fund may be credited against the amounts borrowed under the SSB Agreement. Under the terms of the SSB Agreement, SSB will return the value of the collateral to the borrower at the termination of the selected securities loan(s). When collateral is returned, SSB may offset the shortfall to the amount lent to the Fund under the SSB Agreement by either lending other securities of the Fund or replacing such amount through direct loans from SSB, without notice to or consent from the Fund and does not change the amount borrowed by the Fund. The cash collateral credits against the amounts borrowed are not reflected separately in the Statement of Assets and Liabilities but as a component of the Notes Payable. Under the terms of the SSB Agreement, the Fund will receive a rebate payment related to the securities lending and/or securities repurchase transactions which is reflected in interest expense in the Statement of Operations. The Fund has the right to call a loan and obtain the securities loaned at any time. As of April 30, 2023, approximately $726.6 million of securities were on loan ($85.1 million of fixed income securities and $641.5 million of equity securities) under the SSB Agreement which are reflected in the Investment in securities, at value on the Statement of Assets and Liabilities. The borrowings are categorized as Level 2 within the fair value hierarchy.

38   CALAMOS Strategic Total Return Fund SEMIANNUAL REPORT

Notes to Financial Statements (Unaudited)

Note 7 – Mandatory Redeemable Preferred Shares

The Fund has MRPS issued with an aggregate liquidation preference of $323,500,000, divided into four series with different mandatory redemption dates and dividend rates. The table below summarizes the key terms of each series of the MRPS at April 30, 2023.

Series*	Issue Date	Term Redemption Date	Dividend Rate	Shares (000’s)	Liquidation Preference Per Share	Aggregate Liquidation Preference
Series B	9/6/17	9/6/24	4.00%	3,220	$25	$80,500,000
Series C	9/6/17	9/6/27	4.24%	3,240	$25	$81,000,000
Series D	8/24/21	8/24/26	2.45%	2,480	$25	$62,000,000
Series F	3/8/22	5/24/27	2.68%	4,000	$25	$100,000,000
					Total	$323,500,000

On September 6, 2022, $80,500,000 of Series A MRPS were redeemed at $25.01 per share.

Offering costs incurred by the Fund in connection with the MRPS issuance are aggregated with the outstanding liability and are being amortized to Interest expense and amortization of offering costs on MRPS over the respective life of each series of MRPS and shown in the Statement of Operations.

The MRPS are not listed on any exchange or automated quotation system. The MRPS are considered debt of the issuer; therefore, the liquidation preference, which approximates fair value of the MRPS, is recorded as a liability in the Statement of Assets and Liabilities net of deferred offering costs. The MRPS are categorized as Level 2 within the fair value hierarchy.

During the period ended April 30, 2023, all MRPS were rated `AA-’ by Kroll Bond Rating Agency LLC (“KBRA”). If the ratings of the MRPS are downgraded, the Fund’s dividend expense may increase, as described below.

Holders of MRPS are entitled to receive monthly cumulative cash dividends payable on the first business day of each month. The MRPS currently are rated “AA-” by KBRA. If on the first day of a monthly dividend period the MRPS of any class are rated lower than “A” by KBRA, the dividend rate for such period shall be increased by 0.5%, 2.0% or 4.0% according to an agreed upon schedule. The MRPS’ dividend rate is also subject to increase during periods when the Fund has not made timely payments to MRPS holders and/or the MRPS do not have a current credit rating, subject to various terms and conditions. Dividends accrued and paid to the shareholders of MRPS are included in “Interest expense and amortization of offering costs on Mandatory Redeemable Preferred Shares” within the Statement of Operations.

With regard to the Series B and C MRPS, so long as any MRPS are outstanding, the Fund will not declare, pay or set apart for payment any dividend or other distribution (other than non-cash distributions) with respect to Fund shares ranking junior to or on parity with the MRPS, unless (1) the Fund has satisfied the MRPS Overcollateralization Test (as defined below) on at least one “valuation date” in the preceding 65 calendar days, (2) immediately after such transaction the Fund would satisfy the MRPS Asset Coverage Test (as defined below), (3) full cumulative dividends on the MRPS due on or prior to the date of the transaction have been declared and paid to the holders of MRPS and (4) the Fund has redeemed the full number of MRPS required to be redeemed by any provision for mandatory redemption or deposited sufficient monies with the Fund’s paying agent for that purpose, subject to certain grace periods and exceptions.

MRPS Asset Coverage Test: Asset coverage with respect to all outstanding senior securities and preferred shares, including the MRPS, determined in accordance with Section 18(h) of the 1940 Act, on the basis of values calculated as of a time within 48 hours (not including Sundays or holidays) next preceding the time of determination, must be greater than or equal to 225%.

MRPS Overcollateralization Test: So long as Fitch or any other NSRSO, such as KBRA, is then rating any class of the outstanding MRPS pursuant to the request of the Fund, satisfaction of only those overcollateralization ratios applicable to closed-end fund issuers with the same rating(s) as the Fund’s MRPS’ then-current rating(s) issued by Fitch or such other NSRSO, such as KBRA, by application of the applicable rating agency guidelines.

CALAMOS Strategic Total Return Fund SEMIANNUAL REPORT   39

Notes to Financial Statements (Unaudited)

With regard to Series D and F MRPS, for so long as any MRPS are Outstanding, the Fund will not declare, pay or set apart for payment any dividend or other distribution (other than a dividend or distribution paid in shares of, or options, warrants or rights to subscribe for or purchase, Common Shares or other shares of beneficial interest, if any, ranking junior to the MRPS as to dividends or upon liquidation (collectively “non-cash distributions”) with respect to Common Shares or any other shares of the Series or Fund ranking junior to or on a parity with the MRPS as to dividends or upon liquidation, or call for redemption, redeem, purchase or otherwise acquire for consideration any Common Shares or any other such junior shares (except by conversion into or exchange for shares of the Fund ranking junior to the MRPS as to dividends and upon liquidation) or any such parity shares (except by conversion into or exchange for shares of the Fund ranking junior to or on a parity with the MRPS as to dividends and upon liquidation), unless (1) immediately after such transaction the Fund would satisfy the MRPS Asset Coverage Test, (2) full cumulative dividends on the MRPS due on or prior to the date of the transaction have been declared and paid to the Holders of MRPS, and (3) the Fund has redeemed the full number of MRPS required to be redeemed by any provision for mandatory redemption contained in Section 3(a) or deposited sufficient monies with the Paying Agent for that purpose (without regard to the provisions of the Special Proviso); provided that the Fund may make any distributions reasonably necessary for the Fund to continue to qualify as a “regulated investment company” under Subchapter M of the Internal Revenue Code and to avoid excise tax under Section 4982 of the Internal Revenue Code (“Tax Required Payments”). For the avoidance of doubt, any such Tax Required Payments would only be paid to holders of Common Shares after full cumulative dividends due on or prior to the date of the applicable distribution and any mandatory redemptions occurring on or prior to the date of the applicable distribution have been paid to the holders of MRPS.

Except as otherwise required pursuant to the Fund’s governing documents or applicable law, the holders of the MRPS have one vote per share and vote together with the holders of common stock of the Fund as a single class except on matters affecting only the holders of MRPS or the holders of common stock. Pursuant to the 1940 Act, holders of the MRPS have the right to elect at least two trustees of the Fund, voting separately as a class. Except during any time when the Fund has failed to make a dividend or redemption payment in respect of MRPS outstanding, the holders of MRPS have agreed to vote in accordance with the recommendation of the Board of Trustees on any matter submitted to them for their vote or to the vote of shareholders of the Fund generally.

Note 8 – Common Shares

There are unlimited common shares of beneficial interest authorized and 160,094,403 shares outstanding at April 30, 2023. Calamos Advisors did not own any of the outstanding shares at April 30, 2023. Transactions in common shares were as follows:

There are unlimited common shares of beneficial interest authorized and 160,094,403 shares outstanding at April 30, 2023. Transactions in common shares were as follows:

	Six Months ENDED April 30, 2023	YEAR ENDED October 31, 2022
Beginning shares	158,887,622	157,310,716
Shares sold	702,817	1,115,111
Shares issued through reinvestment of distributions	503,964	461,795
Ending shares	160,094,403	158,887,622

Notice is hereby given in accordance with Section 23(c) of the 1940 Act that the Fund may from time to time purchase its shares of common stock in the open market.

The Fund also may offer and sell common shares from time to time at an offering price equal to or in excess of the net asset value per share of the Fund’s common shares at the time such common shares are initially sold. For the period ended April 30, 2023, the Fund sold shares that were $0.0017 in excess of net asset value at an average sales price of $16.1376.

40   CALAMOS Strategic Total Return Fund SEMIANNUAL REPORT

Notes to Financial Statements (Unaudited)

Note 9 – Fair Value Measurements

Various inputs are used to determine the value of the Fund’s investments. These inputs are categorized into three broad levels as follows:

•Level 1 – Prices are determined using inputs from unadjusted quoted prices from active markets (including securities actively traded on a securities exchange) for identical assets.

•Level 2 – Prices are determined using significant observable market inputs other than unadjusted quoted prices, including quoted prices of similar securities, fair value adjustments to quoted foreign securities, interest rates, credit risk, prepayment speeds, and other relevant data.

•Level 3 – Prices reflect unobservable market inputs (including the Fund’s own judgments about assumptions market participants would use in determining fair value) when observable inputs are unavailable.

Debt securities are valued based upon evaluated prices received from an independent pricing service or from a dealer or broker who makes markets in such securities. Pricing services utilize various observable market data and as such, debt securities are generally categorized as Level 2. The levels are not necessarily an indication of the risk or liquidity of the Fund’s investments.

The following is a summary of the inputs used in valuing the Fund’s holdings at fair value:

	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Assets:
Corporate Bonds	$—	$397,015,564	$—	$397,015,564
Convertible Bonds	—	420,623,278	—	420,623,278
Bank Loans	—	57,195,738	—	57,195,738
U.S. Government and Agency Securities	—	65,767,633	—	65,767,633
Convertible Preferred Stocks	106,230,124	44,855,932	—	151,086,056
Common Stocks	2,088,630,086	6,882,408	—	2,095,512,494
Warrants	12	—	—	12
Exchange-Traded Funds	173,319	—	—	173,319
Preferred Stocks	5,759,544	1,046,656	—	6,806,200
Asset Backed Securities	—	886,000	—	886,000
Purchased Options	1,909,980	—	—	1,909,980
Total	$2,202,703,064	$994,273,209	$—	$3,196,976,274
Liabilities:
Written Options	$428,025	$—	$—	$428,025
Total	$428,025	$—	$—	$428,025

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CALAMOS Strategic Total Return Fund SEMIANNUAL REPORT   43

42   CALAMOS Strategic Total Return Fund SEMIANNUAL REPORT

Financial Highlights

Financial Highlights

Selected data for a share outstanding throughout each period were as follows:

	(Unaudited) Six Months Ended April 30, 2023	Year Ended October 31,					Year Ended October 31,
		2022	2021	2020	2019	2018	2017	2016	2015	2014	2013
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period	$13.57	$18.62	$13.30	$12.93	$12.25	$12.76	$11.13	$11.67	$12.51	$11.86	$10.56
Income from investment operations:
Net investment income (loss)*	(0.01)	0.05	0.10	0.21	0.18	0.16	0.26	0.30	0.38	0.42	0.41
Net realized and unrealized gain (loss)	1.16	(3.87)	6.42	1.24	1.49	0.32	2.36	0.15	(0.23	1.16	1.73
Total from investment operations	1.15	(3.82)	6.52	1.45	1.67	0.48	2.62	0.45	0.15	1.58	2.14
Less distributions to common shareholders from:
Net investment income	(0.44)	(0.26)	(0.29)	(0.54)	(0.16)	(0.48)	(0.85)	(0.46)	(0.66)	(0.55)	(0.59)
Net realized gains	(0.17)	(0.97)	(0.91)	(0.54)	(0.83)	(0.51)	(0.14)	(0.16)	—	(0.16)	—
Return of capital	—	—	—	—	—	—	—	(0.37)	(0.33)	(0.22)	(0.25)
Total distributions	(0.61)	(1.23)	(1.20)	(1.08)	(0.99)	(0.99)	(0.99)	(0.99)	(0.99)	(0.93)	(0.84)
Premiums from shares sold in at the market offerings(a)	0.0017	0.0010	0.0026	—	—	—	—	—	—	—	—
Net asset value, end of period	$14.11	$13.57	$18.62	$13.30	$12.93	$12.25	$12.76	$11.13	$11.67	$12.51	$11.86
Market value, end of period	$13.76	$13.76	$18.98	$12.80	$13.02	$11.75	$12.33	$9.95	$10.20	$11.82	$10.56
TOTAL RETURN APPLICABLE TO COMMON SHAREHOLDERS
Total investment return based on:(b)
Net asset value	8.67%	(21.11)%	50.32%	12.33%	14.46%	3.81%	25.11%	5.48%	1.98%	14.46%	21.83%
Market value	4.59%	(21.52)%	59.21%	7.36%	20.16%	3.05%	35.23%	7.89%	(5.66)%	21.46%	11.75%
RATIOS TO AVERAGE NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS
Net expenses(c)	3.82% (d)	2.50%	2.03%	2.45%	3.05%	2.74%	2.09%	1.97%	1.81%	1.72%	1.79%
Net investment income (loss)	(0.21)% (d)	0.31%	0.60%	1.64%	1.42%	1.25%	2.17%	2.73%	3.11%	3.39%	3.71%
SUPPLEMENTAL DATA
Net assets applicable to common shareholders, end of period (000)	$2,258,491	$2,156,658	$2,928,463	$2,061,019	$2,000,709	$1,893,000	$1,971,910	$1,719,456	$1,803,026	$1,932,218	$1,832,666
Portfolio turnover rate	10%	24%	27%	36%	26%	27%	65%	31%	23%	20%	55%
Average commission rate paid	$0.0277	$0.0189	$0.0206	$0.0212	$0.0270	$0.0217	$0.0240	$0.0307	$0.0336	$0.0210	$0.0234
Mandatory Redeemable Preferred Shares, at redemption value ($25 per share liquidation preference) (000’s omitted)	$323,500	$323,500	$304,000	$242,000	$242,000	$242,000	$242,000	$—	$—	$—	$—
Notes Payable (000’s omitted)	$800,500	$800,500	$880,000	$703,000	$668,000	$713,000	$543,000	$682,000	$716,000	$725,000	$700,000
Asset coverage per $1,000 of loan outstanding(e)	$4,225	$4,098	$4,673	$4,276	$4,357	$3,995	$5,077	$3,521	$3,518	$3,665	$3,619
Asset coverage per $25 liquidation value per share of Mandatory Redeemable Preferred Shares(f)	$261	$254	$338	$311	$301	$294	$285	$—	$—	$—	$—

*Net investment income (loss) calculated based on average shares method.

(a)Amount is less than $0.005 per common share.

(b)Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of the period reported. Dividends and distributions are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total return is not annualized for periods less than one year. Brokerage commissions are not reflected. NAV per share is determined by dividing the value of the Fund’s portfolio securities, cash and other assets, less all liabilities, by the total number of common shares outstanding. The common share market price is the price the market is willing to pay for shares of the Fund at a given time. Common share market price is influenced by a range of factors, including supply and demand and market conditions.

(c)Ratio of net expenses, excluding interest expense on Notes Payable and interest expense and amortization of offering costs on Mandatory Redeemable Preferred Shares, to average net assets was 1.59%, 1.53%, 1.44%, 1.54%, 1.55%, 1.53%, 1.47%, 1.49%, 1.47%, 1.44% and 1.44%, respectively.

(d)Annualized.

(e)Calculated by subtracting the Fund’s total liabilities (not including Notes payable and Mandatory Redeemable Preferred Shares) from the Fund’s total assets and dividing this by the amount of Notes payable outstanding, and by multiplying the result by 1,000.

(f)Calculated by subtracting the Fund’s total liabilities (not including Notes payable and Mandatory Redeemable Preferred Shares) from the Fund’s total assets and dividing this by the amount of Mandatory Redeemable Preferred Shares outstanding, and by multiplying the result by 25.

44   CALAMOS Strategic Total Return Fund SEMIANNUAL REPORT

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of
Calamos Strategic Total Return Fund

Results of Review of Interim Financial Information

We have reviewed the accompanying statement of assets and liabilities, including the schedule of investments, of Calamos Strategic Total Return Fund (the “Fund”) as of April 30, 2023, the related statements of operations, changes in net assets, cash flows, and the financial highlights for the six month period then ended, and the related notes (collectively referred to as the “interim financial information”). Based on our review, we are not aware of any material modifications that should be made to the accompanying interim financial information for it to be in conformity with accounting principles generally accepted in the United States of America.

We have previously audited, in accordance with the standards of the Public Company Accounting Oversight Board (United States) (PCAOB), the statement of changes in net assets of the Fund for the year ended October 31, 2022, and the financial highlights for each of the ten years in the period then ended; and in our report dated December 19, 2022, we expressed an unqualified opinion on such statement of changes in net assets and financial highlights.

Basis for Review Results

This interim financial information is the responsibility of the Fund’s management. We are a public accounting firm registered with the PCAOB and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our review in accordance with standards of the PCAOB. A review of interim financial information consists principally of applying analytical procedures and making inquiries of persons responsible for financial and accounting matters. It is substantially less in scope than an audit conducted in accordance with the standards of the PCAOB, the objective of which is the expression of an opinion regarding the financial statements and financial highlights taken as a whole. Accordingly, we do not express such an opinion.

June 20, 2023
Chicago, Illinois

We have served as the auditor of one or more Calamos investment companies since 2003.

CALAMOS Strategic Total Return Fund SEMIANNUAL REPORT   45

About Closed-End Funds (Unaudited)

What is a Closed-End Fund?

A closed-end fund is a publicly traded investment company that raises its initial investment capital through the issuance of a fixed number of shares to investors in a public offering. Shares of a closed-end fund are listed on a stock exchange or traded in the over-the-counter market. Like all investment companies, a closed-end fund is professionally managed and offers investors a unique investment solution based on its investment objective approved by the fund’s Board of Trustees.

Potential Advantages of Closed-End Fund Investing

•Defined Asset Pool Allows Efficient Portfolio Management—Although closed-end fund shares trade actively on a securities exchange, this doesn’t affect the closed-end fund manager because there are no new investors buying into or selling out of the fund’s portfolio.

•More Flexibility in the Timing and Price of Trades—Investors can purchase and sell shares of closed-end funds throughout the trading day, just like the shares of other publicly traded securities.

•Lower Expense Ratios—The expense ratios of closed-end funds are oftentimes less than those of mutual funds. Over time, a lower expense ratio could enhance investment performance.

•Closed-End Structure Makes Sense for Less-Liquid Asset Classes—A closed-end structure makes sense for investors considering less-liquid asset classes, such as high-yield bonds or micro-cap stocks.

•Ability to Put Leverage to Work—Closed-end funds may issue senior securities (such as preferred shares or debentures) or borrow money to “leverage” their investment positions.

•No Minimum Investment Requirements

OPEN-END MUTUAL FUNDS VERSUS CLOSED-END FUNDS

OPEN-END FUND	CLOSED-END FUND
Issues new shares on an ongoing basis	Generally issues a fixed number of shares
Issues common equity shares	Can issue common equity shares and senior securities such as preferred shares and bonds
Sold at NAV plus any sales charge	Price determined by the marketplace
Sold through the fund’s distributor	Traded in the secondary market
Fund redeems shares at NAV calculated at the close of business day	Fund does not redeem shares

You can purchase or sell common shares of closed-end funds daily. Like any other stock, market price will fluctuate with the market. Upon sale, your shares may have a market price that is above or below net asset value and may be worth more or less than your original investment. Shares of closed-end funds frequently trade at a discount, which is a market price that is below their net asset value.

Leverage creates risks which may adversely affect return, including the likelihood of greater volatility of net asset value and market price of common shares and fluctuations in the variable rates of the leverage financing.

Each open-end or closed-end fund should be evaluated individually. Before investing carefully consider the fund’s investment objectives, risks, charges and expenses.

46   CALAMOS Strategic Total Return Fund SEMIANNUAL REPORT

Managed Distribution Policy (Unaudited)

Using a Managed Distribution Policy to Promote Dependable Income and Total Return

The goal of the managed distribution policy is to provide investors a predictable, though not assured, level of cash flow, which can either serve as a stable income stream or, through reinvestment, may contribute significantly to long-term total return.

We understand the importance that investors place on the stability of dividends and their ability to contribute to long-term total return, which is why we have instituted a managed distribution policy for the Fund. Under the policy, monthly distributions paid may include net investment income, net realized short-term capital gains, net realized long-term capital gains and, if necessary, return of capital. There is no guarantee that the Fund will realize capital gains in any given year. Distributions are subject to re-characterization for tax purposes after the end of the fiscal year. All shareholders with taxable accounts will receive written notification regarding the components and tax treatment for distributions via Form 1099-DIV.

Distributions from the Fund are generally subject to Federal income taxes.

Automatic Dividend Reinvestment Plan (Unaudited)

Maximizing Investment with an Automatic Dividend Reinvestment Plan

The Automatic Dividend Reinvestment Plan offers a simple, cost-efficient and convenient way to reinvest your dividends and capital gains distributions in additional shares of the Fund, allowing you to increase your investment in the Fund.

Potential Benefits

•Compounded Growth: By automatically reinvesting with the Plan, you gain the potential to allow your dividends and capital gains to compound over time.

•Potential for Lower Commission Costs: Additional shares are purchased in large blocks, with brokerage commissions shared among all plan participants. There is no cost to enroll in the Plan.

•Convenience: After enrollment, the Plan is automatic and includes detailed statements for participants. Participants can terminate their enrollment at any time.

Pursuant to the Plan, unless a shareholder is ineligible or elects otherwise, all dividend and capital gains on common shares distributions are automatically reinvested by Computershare, as agent for shareholders in administering the Plan (“Plan Agent”), in additional common shares of the Fund. Shareholders who elect not to participate in the Plan will receive all dividends and distributions payable in cash paid by check mailed directly to the shareholder of record (or, if the shares are held in street or other nominee name, then to such nominee) by Plan Agent, as dividend paying agent. Shareholders may elect not to participate in the Plan and to receive all dividends and distributions in cash by sending written instructions to the Plan Agent, as dividend paying agent, at: Dividend Reinvestment Department, P.O. Box 43078, Providence, RI 02940-3078. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by giving notice in writing to the Plan Agent; such termination will be effective with respect to a particular dividend or distribution if notice is received prior to the record date for the applicable distribution.

The shares are acquired by the Plan Agent for the participant’s account either (i) through receipt of additional common shares from the Fund (“newly issued shares”) or (ii) by purchase of outstanding common shares on the open market (“open-market purchases”) on the NASDAQ or elsewhere. If, on the payment date, the net asset value per share of the common shares is equal to or less than the market price per common share plus estimated brokerage commissions (a “market premium”), the Plan Agent will receive newly issued shares from the Fund for each participant’s account. The number of newly issued common shares to be credited to the participant’s account will be determined by dividing the dollar amount of the dividend or distribution by the greater of (i) the net asset value per common share on the payment date, or (ii) 95% of the market price per common share on the payment date.

CALAMOS Strategic Total Return Fund SEMIANNUAL REPORT   47

Automatic Dividend Reinvestment Plan (Unaudited)

If, on the payment date, the net asset value per common share exceeds the market price plus estimated brokerage commissions (a “market discount”), the Plan Agent has a limited period of time to invest the dividend or distribution amount in shares acquired in open-market purchases. If, before the Plan Agent has completed its open-market purchases, the market price plus estimated brokerage commissions exceeds the net asset value of the common shares as of the payment date, the purchase price paid by Plan Agent may exceed the net asset value of the common shares, resulting in the acquisition of fewer common shares than if such dividend or distribution had been paid in common shares issued by the Fund. The weighted average price (including brokerage commissions) of all common shares purchased by the Plan Agent as Plan Agent will be the price per common share allocable to each participant. If the Plan Agent is unable to invest the full dividend amount in open-market purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Agent will cease making open-market purchases and will invest the uninvested portion of the dividend or distribution amount in newly issued shares at the net asset value per common share at the close of business on the last purchase date.

The automatic reinvestment of dividends and distributions will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such dividends even though no cash is received by participants.

There are no brokerage charges with respect to shares issued directly by the Fund as a result of dividends or distributions payable either in shares or in cash. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open-market purchases in connection with the reinvestment of dividends or distributions. If a participant elects to have the Plan Agent sell part or all of his or her common shares and remit the proceeds, such participant will be charged his or her pro rata share of brokerage commissions on the shares sold, plus a $15 transaction fee. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.

A participant may request the sale of all of the common shares held by the Plan Agent in his or her Plan account in order to terminate participation in the Plan. If such participant elects in advance of such termination to have the Plan Agent sell part or all of his shares, the Plan Agent is authorized to deduct from the proceeds a $15.00 fee plus the brokerage commissions incurred for the transaction. A participant may re-enroll in the Plan in limited circumstances.

The terms and conditions of the Plan may be amended by the Plan Agent or the Fund at any time upon notice as required by the Plan.

This discussion of the Plan is only summary, and is qualified in its entirety by the Terms and Conditions of the Dividend Reinvestment Plan filed as part of the Fund’s registration statement.

For additional information about the Plan, please contact the Plan Agent, Computershare, at 866.226.8016. If you wish to participate in the Plan and your shares are held in your own name, simply call the Plan Agent. If your shares are not held in your name, please contact your brokerage firm, bank, or other nominee to request that they participate in the Plan on your behalf. If your brokerage firm, bank, or other nominee is unable to participate on your behalf, you may request that your shares be re-registered in your own name.

We’re pleased to provide our shareholders with the additional benefit of the Fund’s Dividend Reinvestment Plan and hope that it may serve your financial plan.

48   CALAMOS Strategic Total Return Fund SEMIANNUAL REPORT

Additional Fund Information: Delaware Statutory Trust Act – Control Share Acquisitions (Unaudited)

The DSTA Control Share Statute requires shareholders to disclose to the Fund any control share acquisition within 10 days of such acquisition, and also permits the Fund to require a shareholder or an associate of such person to disclose the number of shares owned or with respect to which such person or an associate thereof can directly or indirectly exercise voting power. Further, the DSTA Control Share Statute requires a shareholder or an associate of such person to provide to the Fund within 10 days of receiving a request therefor from the Fund any information that the Fund’s Trustees reasonably believe is necessary or desirable to determine whether a control share acquisition has occurred.

The DSTA Control Share Statute permits the Fund’s Board of Trustees, through a provision in the Fund’s Governing Documents or by Board action alone, to eliminate the application of the DSTA Control Share Statute to the acquisition of control shares in the Fund specifically, generally, or generally by types, as to specifically identified or unidentified existing or future beneficial owners or their affiliates or associates or as to any series or classes of shares. The DSTA Control Share Statute does not provide that the Fund can generally “opt out” of the application of the DSTA Control Share Statute; rather, specific acquisitions or classes of acquisitions may be exempted by the Fund’s Board of Trustees, either in advance or retroactively, but other aspects of the DSTA Control Share Statute, which are summarized above, would continue to apply. The DSTA Control Share Statute further provides that the Board of Trustees is under no obligation to grant any such exemptions.

The foregoing is only a summary of the material terms of the DSTA Control Share Statute. Shareholders should consult their own counsel with respect to the application of the DSTA Control Share Statute to any particular circumstance.

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MANAGING YOUR CALAMOS
FUNDS INVESTMENTS

Calamos Investments offers several convenient means to monitor, manage and feel confident about your Calamos investment choice.

PERSONAL ASSISTANCE: 800.582.6959

Dial this toll-free number to speak with a knowledgeable Client Services Representative who can help answer questions or address issues concerning your Calamos Fund.

YOUR FINANCIAL ADVISOR

We encourage you to talk to your financial advisor to determine how the Calamos Funds can benefit your investment portfolio based on your financial goals, risk tolerance, time horizon and income needs.

A description of the Calamos Proxy Voting Policies and Procedures and the Fund’s proxy voting record for the 12-month period ended June 30 are available free of charge upon request by calling 800.582.6959, by visiting the Calamos Web site at www.calamos.com, by writing Calamos at: Calamos Investments, Attn: Client Services, 2020 Calamos Court, Naperville, IL 60563. The Fund’s proxy voting record is also available free of charge by visiting the SEC Web site at www.sec.gov.

The Fund files its complete list of portfolio holdings with the SEC for the first and third quarters each fiscal year as an exhibit to its report on Form N-PORT. The Forms N-PORT are available free of charge, upon request, by calling or writing Calamos Investments at the phone number or address provided above or by visiting the SEC Web site at www.sec.gov. You may also review or, for a fee, copy the forms at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.732.0330.

The Fund’s report to the SEC on Form N-CSR contains certifications by the fund’s principal executive officer and principal financial officer as required by Rule 30a-2(a) under the 1940 Act, relating to, among other things, the quality of the Fund’s disclosure controls and procedures and internal control over financial reporting.

FOR 24-HOUR AUTOMATED SHAREHOLDER ASSISTANCE: 866.226.8016

TO OBTAIN INFORMATION ABOUT YOUR INVESTMENTS: 800.582.6959

VISIT OUR WEB SITE: www.calamos.com

INVESTMENT ADVISER:

Calamos Advisors LLC
2020 Calamos Court
Naperville, IL 60563-2787

CUSTODIAN AND FUND ACCOUNTING AGENT:

State Street Bank and Trust Company
Boston, MA

TRANSFER AGENT:

Computershare
P.O. Box 43078
Providence, RI 02940-3078
866.226.8016

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM:

Deloitte & Touche LLP
Chicago, IL

LEGAL COUNSEL:

Ropes & Gray LLP
Chicago, IL

2020 Calamos Court

Naperville, IL 60563-2787

800.582.6959

www.calamos.com

© 2023 Calamos Investments LLC. All Rights Reserved.
Calamos® and Calamos Investments® are registered trademarks of Calamos Investments LLC.

CSQSAN 1946 2023

ITEM 1(b). Registrant has included in its Rule 30e-3(c) notice only the disclosures specified by Rule 30e-3(c)(1) and (2). Therefore, Registrant has not included a copy of the notice herewith.

ITEM 2. CODE OF ETHICS.

The information required by this Item 2 is only required in an annual report on this Form N-CSR.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The information required by this Item 3 is only required in an annual report on this Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

The information required by this Item 4 is only required in an annual report on this Form N-CSR.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The information required by this Item 5 is only required in an annual report on this Form N-CSR.

ITEM 6. SCHEDULE OF INVESTMENTS

(a) Included in the Report to Shareholders in Item 1.

(b) Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The information required by this Item7 is only required in an annual report on this Form N-CSR.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a) The information required by this Item 8 is only required in an annual report on this Form N-CSR.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

The information required by this Item 9 is only required in an annual report on this Form N-CSR.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

No material changes.

ITEM 11. CONTROLS AND PROCEDURES.

a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported within the time periods specified in the Commission’s rules and forms.

b) There were no changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

The Fund did not participate directly in securities lending activity. See Note [6] to the Financial Statements in Item 1.

ITEM 13. EXHIBITS.

(a)(1) Code of Ethics - Not applicable for semiannual reports.

(a)(2)(i) Certification of Principal Executive Officer.

(a)(2)(ii) Certification of Principal Financial Officer.

(b) Certifications pursuant to Section 906 of the Sarbanes Oxley Act of 2002.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Calamos Strategic Total Return Fund

By: /s/ John P. Calamos, Sr.
Name:	John P. Calamos, Sr.
Title:	Principal Executive Officer
Date:	June 28, 2023

By: /s/ Thomas E. Herman
Name:	Thomas E. Herman
Title:	Principal Financial Officer
Date:	June 28, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/ John P. Calamos, Sr.
Name:	John P. Calamos, Sr.
Title:	Principal Executive Officer
Date:	June 28, 2023

By: /s/ Thomas E. Herman
Name:	Thomas E. Herman
Title:	Principal Financial Officer
Date:	June 28, 2023